Filed Pursuant to Rule 433
                                                    Registration No.: 333-123990

                             FREE WRITING PROSPECTUS
                                  $498,098,000
                       (Approximate Offered Certificates)

                 C-BASS Mortgage Loan Asset-Backed Certificates,
                                 Series 2006-CB1

                                 January 6, 2006

             Securitized Asset Backed Receivables LLC Trust 2006-CB1


                                  [C-BASS LOGO]


                    Securitized Asset Backed Receivables LLC
                                   (Depositor)

               Credit-Based Asset Servicing and Securitization LLC
                                    (Sponsor)

                            Litton Loan Servicing LP
                                   (Servicer)

                 All terms and statements are subject to change.

                             [BARCLAYS CAPITAL LOGO]

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[BARCLAYS CAPITAL LOGO]                              COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2006-CB1
--------------------------------------------------------------------------------

                    IMPORTANT NOTICE REGARDING THE CONDITIONS
                  FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

                STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange Commission website at www.sec.gov. Alternatively, the Depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll -free 1-888-227-2275 ext. 2663.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

     IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

[BARCLAYS CAPITAL LOGO]                              COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2006-CB1
--------------------------------------------------------------------------------

                                   TERM SHEET
                                 January 6, 2006

                                     C-BASS

                    Mortgage Loan Asset-Backed Certificates,
                                 Series 2006-CB1
                         $498,093,000 (Approximate) (1)
                               Subject to Revision


----------------------------------------------------------------------------------------------------------------------------
                                                 WAL (yrs)      Payment Window
                Approx                           (Call (5)/       (Call (5)/        Payment       Interest    Expected Final
  Class        Size (1)     Coupon (3), (4)      Maturity)        Maturity)          Delay       Accrual(2)    Maturity (5)
----------------------------------------------------------------------------------------------------------------------------
                                                                              Offered Certificates
----------------------------------------------------------------------------------------------------------------------------
Class AF-1   $189,541,000        Fixed           0.95/0.95      1 - 20/1 - 20          24          30/360     September 2007
Class AF-2   $119,362,000        Fixed           2.20/2.20     20 - 35/20 - 35         24          30/360      December 2008
Class AF-3    $15,057,000        Fixed           4.10/4.11     35 - 70/35 - 156        24          30/360      November 2011
Class AF-4    $35,996,000        Fixed           5.64/7.22     54 - 70/54 - 156        24          30/360      November 2011
Class M-1     $28,814,000   1M LIBOR + [ ]       4.71/5.15     49 - 70/49 - 136        0         Actual/360    November 2011
Class M-2     $27,119,000   1M LIBOR + [ ]       4.49/4.92     45 - 70/45 - 130        0         Actual/360    November 2011
Class M-3     $16,526,000   1M LIBOR + [ ]       4.38/4.80     43 - 70/43 - 125        0         Actual/360    November 2011
Class M-4     $15,254,000   1M LIBOR + [ ]       4.31/4.71     42 - 70/42 - 120        0         Actual/360    November 2011
Class M-5     $14,407,000   1M LIBOR + [ ]       4.27/4.65     41 - 70/41 - 116        0         Actual/360    November 2011
Class M-6     $13,136,000   1M LIBOR + [ ]       4.23/4.59     40 - 70/40 - 111        0         Actual/360    November 2011
Class B-1     $11,864,000   1M LIBOR + [ ]       4.20/4.54     39 - 70/39 - 106        0         Actual/360    November 2011
Class B-2     $11,017,000   1M LIBOR + [ ]       4.17/4.47     39 - 70/39 - 101        0         Actual/360    November 2011
----------------------------------------------------------------------------------------------------------------------------
                                                                            Non-Offered Certificates
----------------------------------------------------------------------------------------------------------------------------
Class AV-1   $301,915,000   1M LIBOR + [ ]                               Information Not Provided Hereby
Class B-3(6)   $8,475,000   1M LIBOR + [ ]                               Information Not Provided Hereby
Class B-4(6)  $11,441,000        Fixed                                   Information Not Provided Hereby
Class B-5(6)   $8,898,000        Fixed                                   Information Not Provided Hereby
Total        $828,822,000
----------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------
                                    Expected Ratings
             Stated Final       (Fitch / Moody's / S&P /
  Class        Maturity                 DBRS (7))
----------------------------------------------------------

----------------------------------------------------------
Class AF-1   January 2036         AAA / Aaa / AAA / AAA
Class AF-2   January 2036         AAA / Aaa / AAA / AAA
Class AF-3   January 2036         AAA / Aaa / AAA / AAA
Class AF-4   January 2036         AAA / Aaa / AAA / AAA
Class M-1    January 2036       AA+ / Aa1 / AA+ / AA(h)
Class M-2    January 2036           AA+ / Aa2 / AA / AA
Class M-3    January 2036        AA / Aa3 / AA- / AA(l)
Class M-4    January 2036         AA / A1 / AA- / AA(l)
Class M-5    January 2036           A+ / A2 / A+ / A(h)
Class M-6    January 2036                A / A3 / A / A
Class B-1    January 2036         A- / Baa1 / A- / A(l)
Class B-2    January 2036      BBB+ / Baa2 / BBB+ / BBB(h)
----------------------------------------------------------

----------------------------------------------------------
Class AV-1                        AAA / Aaa / AAA / AAA
Class B-3(6)                     BBB / Baa3 / BBB / BBB
Class B-4(6)                   BBB- / Ba1 / BBB- / BBB(l)
Class B-5(6)                   BB / Ba2 / BBB- / BBB(l)
Total
----------------------------------------------------------


(1) The approximate size is subject to a permitted variance in the aggregate of plus or minus 5%.

(2) The Offered Certificates will be priced to the Optional Termination Date. The Group I Senior Certificates, the Mezzanine Certificates and the Subordinate Certificates (other than the Class B-4 and Class B-5 Certificates) will settle flat. The Group II Senior Certificates and the Class B-4 and Class B-5 Certificates will settle with accrued interest, beginning on January 1, 2006.

(3) The pass-through rate on the Group II Senior Certificates, Class B-4 and Class B-5 Certificates will increase by 0.50% on the first Distribution Date after the first possible Optional Termination Date. The certificate margin on the Group I Senior Certificates will equal 2 times its original applicable margin on the first Distribution Date after the first possible Optional Termination Date. The certificate margin on each class of the Mezzanine Certificates and the Subordinate Certificates (other than the Class B-4 and Class B-5 Certificates) will equal 1.5 times its original certificate margin on the first Distribution Date after the first possible Optional Termination Date.

(4) The Offered Certificates and the Non-Offered Certificates will be subject to the applicable Rate Cap and Maximum Rate Cap as described herein.

(5) The Certificates will be priced at 23% HEP for the fixed rate collateral and 100% PPC for the adjustable rate collateral, which assumes 2% CPR in month 1, an additional 1/11th of 28% CPR for each month thereafter, building to 30% CPR in month 12 and remaining constant at 30% CPR until month 22, increasing to and remaining constant at 50% CPR from month 23 until month 27 and decreasing and remaining constant at 35% CPR from month 28 and thereafter. In addition, the Certificates will be priced assuming 10% optional termination is exercised.

(6) The Class B-2, Class B-3, Class B-4, and Class B-5 Certificates will be privately placed and will not be offered pursuant to the prospectus. Information presented herein for these Non-Public Certificates is solely to assist purchasers of the Offered Certificates.

(7) The symbols (h) and (l) represent DBRS's high and low subcategories, respectively.

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[BARCLAYS CAPITAL LOGO]                              COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2006-CB1
--------------------------------------------------------------------------------

Title of Certificates      C-BASS Mortgage Loan Asset-Backed Certificates,
                           Series 2006-CB1, consisting of: the Class AV-1
                           Certificates (the "Group I Senior Certificates"); the
                           Class AF-1, Class AF-2, Class AF-3 and Class AF-4
                           Certificates (the "Group II Senior Certificates");
                           the Class M-1, Class M-2, Class M-3, Class M-4, Class
                           M-5 and Class M-6 Certificates (the "Mezzanine
                           Certificates"); the Class B-1, Class B-2, Class B-3,
                           Class B-4, and Class B-5 Certificates (the
                           "Subordinate Certificates").

                           The Group I Senior Certificates and the Group II Senior Certificates are collectively known as the "Class A Certificates."

                           The Group II Senior Certificates, the Mezzanine Certificates, Class B-1 and Class B-2 Certificates are collectively known as the "Offered Certificates."

                           The Class AV-1 Certificates, Class B-3, Class B-4 and Class B-5 Certificates are collectively known as the "Non-Offered Certificates."

                           The Class B-3, Class B-4 and Class B-5 Certificates are collectively known as the "Non-Public Certificates."

                           The Group I Senior Certificates are backed by the Group I Mortgage Loans (as defined herein).

                           The Group II Senior Certificates are backed by the Group II Mortgage Loans (as defined herein).

Lead Manager               Barclays Capital Inc.

Co-Managers                Lehman Brothers Inc., UBS Investment Bank and Rabo
                           Securities USA, Inc.

Depositor                  Securitized Asset Backed Receivables LLC

Sponsor                    Credit-Based Asset Servicing and Securitization LLC
                           ("C-BASS")

Servicer Litton Loan Servicing LP, an indirect subsidiary of the Sponsor

Trustee                    U.S. Bank National Association

Custodian                  The Bank of New York

Cut-Off Date               January 1, 2006

Pricing Date               The week of January 2, 2006

Closing Date               On or about January 26, 2006

Distribution Dates         Distribution of principal and interest on the
                           Certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in February
                           2006.

Payment Delay              With respect to the Group I Senior Certificates, the
                           Mezzanine Certificates and the Subordinate
                           Certificates (other than the Class B-4 and Class B-5
                           Certificates), 0 days. With respect to the Group II
                           Senior Certificates and the Class B-4 and Class B-5
                           Certificates, 24 days.

Day Count                  With respect to the Group I Senior Certificates, the
                           Mezzanine Certificates and the Subordinate
                           Certificates (other than the Class B-4 and Class B-5
                           Certificates), Actual/360. With respect to the Group
                           II Senior Certificates and the Class B-4 and Class
                           B-5 Certificates, 30/360.

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[BARCLAYS CAPITAL LOGO]                              COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2006-CB1
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ERISA Considerations       The Class A Certificates will be ERISA eligible as of
                           the Closing Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan's acquisition and ownership of such Certificates.

Legal Investment           The offered certificates will not constitute
                           "mortgage-related securities" for the purposes of SMMEA.

Tax Status                 The Offered Certificates will represent "regular
                           interests" in a REMIC and, to a limited extent, interests in certain carryover payments, which will be treated for tax purposes as interest rate cap contracts. The tax advice contained in this term sheet is not intended or written to be used, and cannot be used, for the purpose of avoiding U.S.
                           federal, state, or local tax penalties. This advice is written in connection with the promotion or marketing by the Depositor and Sponsor of the Offered
                           Certificates. You should seek advice based on your particular circumstances from an independent tax advisor.

Denomination               $100,000 minimum and increments $1 in excess thereof
                           for the Senior Certificates, the Mezzanine
                           Certificates and the Subordinate Certificates.

Optional Termination Date  Any Distribution Date on which the aggregate principal balance of the Mortgage Loans is 10% or less than the aggregate Cut-off Date principal balance of the Mortgage Loans.

Monthly Servicer Advances  The Servicer is required to advance at least one business day prior to each Distribution Date scheduled principal and interest (net of the Servicing Fee) that were due during the related collection period that are not received by the related determination date until it deems such advance to be non-recoverable. The Servicer will not make any principal advances on REO properties and is not required to make any principal advances with respect to second lien mortgage loans. The Servicer is not obligated to make any advance with respect to a reduction in the monthly payment due to bankruptcy proceedings or the application of the Servicemembers Civil Relief Act (the "Relief Act") or similar state laws.

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[BARCLAYS CAPITAL LOGO]                              COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2006-CB1
--------------------------------------------------------------------------------

Mortgage Loans             The Mortgage Loans consist of fixed rate and
                           adjustable rate, closed-end Mortgage Loans, secured by first and second lien mortgages and will be serviced by Litton Loan Servicing LP. The statistical information presented herein concerning the mortgage loans is based on the pool of mortgage loans as of the cut-off date, which is January 1, 2006. The information regarding the mortgage loans is based on the principal balance of the mortgage loans as of the cut-off date assuming the timely receipt of principal scheduled to be paid on the mortgage loans on or prior to the cut-off date. It is possible that principal prepayments in part or in full may occur between the cut-off date and the closing date.
                           Moreover, certain mortgage loans included in the mortgage loan pool as of the cut-off date may not be included in the final mortgage loan pool due to prepayments in full, or as a result of not meeting the eligibility requirements for the final mortgage loan pool, and certain other mortgage loans may be included in the final mortgage loan pool. As a result of the foregoing, the statistical distribution of characteristics as of the cut-off date and as of the closing date for the final mortgage loan pool may vary somewhat from the statistical distribution of such characteristics as of the cut-off date as presented herein, although such variance should not be material. In addition, the final mortgage loan pool may vary plus or minus 5.0% from the cut-off pool of mortgage loans described in this free writing prospectus. Please see collateral tables herein for additional information.

                           The Mortgage Pool will be divided into two groups:

                           o Group I Mortgage Loans will consist of approximately 1,947 fixed and adjustable rate Mortgage Loans with an aggregate principal balance of approximately $386,575,726 and with principal balances at origination that conform to principal balance limits of Freddie Mac.

                           o Group II Mortgage Loans will consist of approximately 1,693 fixed and adjustable rate Mortgage Loans with an aggregate principal balance of approximately $460,891,182 and with principal balances at origination that may or may not conform to principal balance limits of Fannie Mae and Freddie Mac.

Administrative Fees        The Servicer will be paid a servicing fee aggregating
                           approximately 0.50% per annum (payable monthly) on the stated principal balance of the Mortgage Loans.
                           The Trustee will be paid fees aggregating approximately 0.0030% per annum (payable monthly) on the stated principal balance of the Mortgage Loans.

Credit Enhancement         1.  Excess interest
                           2.  Over-Collateralization
                           3.  Subordination

Excess Interest            Excess interest cashflow will be available as credit
                           enhancement.

Over-Collateralization     On any Distribution Date, the over-collateralization
Amount                     amount (the "O/C Amount") will equal the excess, if
                           any, of (x) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period over (y) the aggregate certificate principal balance of all classes of the Class A
                           Certificates, the Mezzanine Certificates and the Subordinate Certificates (after taking into account all distributions of principal on such Distribution
                           Date). On the Cut-Off Date, the O/C Amount will equal approximately 2.20% of the aggregate principal balance of the Mortgage Loans. To the extent the O/C
                           Amount is reduced below the O/C Target Amount (i.e.,
                           2.20% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), excess cashflow will be directed to build O/C until the O/C
                           Target Amount is restored.

                           Initial: Approximately 2.20% of Cut-Off Date balance
                           Target: 2.20% of Cut-Off Date balance before stepdown, 4.40% of current balance after stepdown

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[BARCLAYS CAPITAL LOGO]                              COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2006-CB1
--------------------------------------------------------------------------------

                           Floor: 0.50% of Cut-Off Date balance

Subordination              The "Target Senior Enhancement Percentage" is equal
                           to 2 times the initial Senior Enhancement Percentage.

                                                               On or After
                                Initial Enhancement           Stepdown Date

                              Class      Percentage       Class      Percentage
                              -----      ----------       -----      ----------
                             Senior                      Senior
                             Certificates   21.90%       Certificates   43.80%
                             Class M-1      18.50%       Class M-1      37.00%
                             Class M-2      15.30%       Class M-2      30.60%
                             Class M-3      13.35%       Class M-3      26.70%
                             Class M-4      11.55%       Class M-4      23.10%
                             Class M-5       9.85%       Class M-5      19.70%
                             Class M-6       8.30%       Class M-6      16.60%
                             Class B-1       6.90%       Class B-1      13.80%
                             Class B-2       5.60%       Class B-2      11.20%
                             Class B-3       4.60%       Class B-3       9.20%
                             Class B-4       3.25%       Class B-4       6.50%
                             Class B-5       2.20%       Class B-5       4.40%

Interest Accrual           Interest will accrue on the Certificates at the
                           applicable Pass-Through Rate.

                           o The first accrual period for the Group II Senior Certificates, the Class B-4 Certificates and the Class B-5 Certificates will begin on January 1, 2006 and end on January 31, 2006. Interest in respect of a Distribution Date will accrue on such Certificates from and including the first day of the calendar month preceding that Distribution Date up to and including the last day of such month, on a 30/360 basis.

                           o Interest on the Group I Senior Certificates, the Mezzanine Certificates and the Subordinate Certificates (other than the Class B-4 Certificates and the Class B-5 Certificates), will accrue initially from the Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the applicable Distribution Date on an Actual/360 basis.

Realized Losses            Losses resulting from the liquidation of defaulted
                           mortgage loans will first be applied to excess interest, if any, and will then reduce the level of the O/C amount. If there is no excess interest and no O/C amount, such losses will be allocated to the Subordinate Certificates and the Mezzanine
                           Certificates in reverse order of seniority as follows: to the Class B-5, Class B-4, Class B-3,
                           Class B-2, Class B-1, Class M-6, Class M-5, Class
                           M-4, Class M-3, Class M-2 and Class M-1. Realized
                           Losses will not be allocated to the Class A
                           Certificates.

Special Hazard Losses      Special Hazard Losses are generally Realized Losses
                           that result from direct physical damage to mortgaged properties caused by natural disasters and other hazards (i) which are not covered by hazard insurance policies (such as earthquakes) and (ii) for which claims have been submitted and rejected by the related hazard insurer and any shortfall in insurance proceeds for partial damage due to the application of the co-insurance clauses contained in hazard insurance policies. Special Hazard Losses will be allocated as described above under "Realized Losses", except that if the aggregate amount of such losses, as of any date of determination, exceeds the greatest of (i) 1.00% of the principal balance of the Mortgage
                           Loans as of the Cut-off Date, (ii) two times the amount of the principal balance of the largest
                           Mortgage Loan and (iii) an amount equal to the aggregate principal balances of the Mortgage Loans in the largest zip-code concentration in the State of California, such excess losses will be allocated among all the outstanding

[BARCLAYS CAPITAL LOGO]                              COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2006-CB1
--------------------------------------------------------------------------------

classes (other than the
                           Class A Certificates), pro rata, based on their respective Certificate Principal Balances.

Prepayment Interest        For any Distribution Date, an amount equal to the
Shortfall                  interest at the mortgage interest rate for such
                           Mortgage Loan (the "Mortgage Interest Rate") (net of the related Servicing Fee) on the amount of such principal prepayment in full for the number of days commencing on the date on which the principal prepayment in full is applied and ending on the last day of the prior calendar month. The Servicer will cover Prepayment Interest Shortfalls on Mortgage
                           Loans to the extent that this amount does not exceed one-half of its servicing fee for such Distribution
                           Date. Notwithstanding the foregoing, the Servicer will not cover Prepayment Interest Shortfalls on second lien mortgage loans or shortfalls relating to principal prepayments in part.

Pass-Through Rates         o        The Class AV-1 Pass-Through Rate will be a
                                    per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination Date,
                                    One-Month LIBOR plus [ ]% (the "Class AV-I
                                    Margin"), and beginning on the first
                                    Distribution Date after the first possible
                                    Optional Termination Date, One-Month LIBOR plus 2 times the Class AV-I Margin, (y) the
                                    Group I Net WAC Cap and (z) the Group I
                                    Maximum Rate Cap.

                           o On each Distribution Date, for the Group II Senior Certificates, interest will accrue at a fixed rate equal to the lesser of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination Date, their respective fixed rate coupons and beginning on the first Distribution Date after the first possible Optional Termination Date, the respective fixed rate coupons plus
                                    0.50% and (y) the Group II Net WAC Cap and
                                    (z) the Group II Maximum Rate Cap.

                           o The Class M-1 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus [ ]% (the "Class M-1 Margin"), and beginning on the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus 1.5 times the Class M-1 Margin, (y) the Subordinate Net WAC Cap and (z) the Subordinate Maximum Rate Cap.

                           o The Class M-2 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus [ ]% (the "Class M-2 Margin"), and beginning on the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus 1.5 times the Class M-2 Margin, (y) the Subordinate Net WAC Cap and (z) the Subordinate Maximum Rate Cap.

                           o The Class M-3 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus [ ]% (the "Class M-3 Margin"), and beginning on the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus 1.5 times the Class M-3 Margin, (y) the Subordinate Net WAC Cap and (z) the Subordinate Maximum Rate Cap.

                           o The Class M-4 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus [ ]% (the "Class M-4 Margin"), and beginning on the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus 1.5 times the Class M-4 Margin, (y) the Subordinate Net WAC Cap and (z) the Subordinate Maximum Rate Cap.

                           o The Class M-5 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus [ ]% (the "Class M-5 Margin"), and beginning on the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus 1.5 times the Class M-5 Margin, (y) the Subordinate Net WAC Cap and (z) the Subordinate Maximum Rate Cap.

                           o The Class M-6 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first


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                                    possible Optional Termination Date,
                                    One-Month LIBOR plus [ ]% (the "Class M-6
                                    Margin"), and beginning on the first
                                    Distribution Date after the first possible
                                    Optional Termination Date, One-Month LIBOR plus 1.5 times the Class M-6 Margin, (y) the Subordinate Net WAC Cap and (z) the Subordinate Maximum Rate Cap.

                           o The Class B-1 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus [ ]% (the "Class B-1 Margin"), and beginning on the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus 1.5 times the Class B-1 Margin, (y) the Subordinate Net WAC Cap and (z) Subordinate Maximum Rate Cap.

                           o The Class B-2 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus [ ]% (the "Class B-2 Margin"), and beginning on the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus 1.5 times the Class B-2 Margin, (y) the Subordinate Net WAC Cap and (z) the Subordinate Maximum Rate Cap.

                           o The Class B-3 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the second Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus [ ]% (the "Class B-3 Margin"), and beginning on the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus 1.5 times the Class B-3 Margin, (y) the Subordinate Net WAC Cap and (z) the Subordinate Maximum Rate Cap.

                           o On each Distribution Date for the Class B-4 Certificates, interest will accrue at a fixed rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination Date, its fixed rate coupon and beginning on the first Distribution Date after the first possible Optional Termination Date, its fixed rate coupon plus 0.50%, (y) the Subordinate Net WAC Cap and (z) the Subordinate Maximum Rate Cap.

                           o On each Distribution Date for the Class B-5 Certificates, interest will accrue at a fixed rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination Date, its fixed rate coupon and beginning on the first Distribution Date after the first possible Optional Termination Date, its fixed rate coupon plus 0.50%, (y) the Subordinate Net WAC Cap and (z) the Subordinate Maximum Rate Cap.

Group I Net WAC Cap        The Group I Net WAC Cap for any Distribution Date
                           will be a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the Group I Mortgage Loans for the related accrual period, net of Administrative Fees and (y) the aggregate principal balance of the Group I Mortgage
                           Loans as of the first day of the related collection period, expressed on the basis of an assumed 360-day year and the actual number of days elapsed during the related accrual period.

Group I Maximum Rate Cap   The Group I Maximum Rate Cap for any Distribution
                           Date will be a per annum rate equal to 12 times the quotient of (x) the total scheduled interest that would have accrued on the Group I Mortgage Loans at their maximum lifetime mortgage interest rates for the related accrual period, net of Administrative
                           Fees and (y) the aggregate principal balance of the Group I Mortgage Loans as of the first day of the related collection period, expressed on the basis of an assumed 360-day year and the actual number of days elapsed during the related accrual period. Any interest shortfall due to the Group I Maximum Rate
                           Cap will not be reimbursed.

Group II Net WAC Cap       The Group II Net WAC Cap for any Distribution Date
                           will be a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the Group II Mortgage Loans for the related accrual period, net of Administrative Fees and (y) the aggregate principal balance of the Group II Mortgage
                           Loans as of the first day of the related collection period.


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Group II Maximum Rate Cap  The Group II Maximum Rate Cap for any Distribution
                           Date will be a per annum rate equal to 12 times the quotient of (x) the total scheduled interest that would have accrued on the Group II Mortgage Loans at their maximum lifetime mortgage interest rates for the related accrual period, net of Administrative Fees and (y) the aggregate principal balance of the Group II Mortgage Loans as of the first day of the related collection period. Any interest shortfall due to the Group II Maximum Rate Cap will not be reimbursed.

Subordinate Net WAC Cap    The Subordinate Net WAC Cap, with respect to the
                           Mezzanine Certificates and the Subordinate
                           Certificates (other than the Class B-4 and Class B-5
                           Certificates), will equal the weighted average of the Group I Net WAC Cap and the Group II Net WAC Cap
                           (expressed on the basis of an assumed 360-day year and the actual number of days elapsed during the related accrual period), weighted on the basis of the Group I Subordinate Amount and the Group II
                           Subordinate Amount, respectively. The Subordinate Net
                           WAC Cap with respect to the Class B-4 and Class B-5
                           Certificates will equal the weighted average of the Group I Net WAC Cap and the Group II Net WAC Cap
                           (expressed on the basis of an assumed 360-day year and twelve 30-day months), weighted on the basis of the Group I Subordinate Amount and the Group II
                           Subordinate Amount, respectively.

Subordinate Maximum Rate
Cap The Subordinate Maximum Rate Cap, with respect to the Mezzanine Certificates and the Subordinate Certificates (other than the Class B-4 and Class B-5 Certificates), will equal the weighted average of the Group I Maximum Rate Cap and the Group II Maximum Rate Cap (expressed on the basis of an assumed 360-day year and the actual number of days elapsed during the related accrual period), weighted on the basis of the Group I Subordinate Amount and the Group II Subordinate Amount, respectively. The Subordinate Maximum Rate Cap with respect to the Class B-4 and Class B-5 Certificates will equal the weighted average of the Group I Maximum Rate Cap and the Group II Maximum Rate Cap (expressed on the basis of an assumed 360-day year and twelve 30-day months), weighted on the basis of the Group I Subordinate Amount and the Group II Subordinate Amount, respectively. Any interest shortfall due to the Subordinate Maximum Rate Cap will not be reimbursed.

Rate Cap For the Group I Senior Certificates, the Group I Net WAC Cap. For the Group II Senior Certificates, the Group II Net WAC Cap. For each of the Mezzanine Certificates and the Subordinate Certificates, the Subordinate Net WAC Cap.

Maximum Rate Cap           For the Group I Senior Certificates, the Group I
                           Maximum Rate Cap. For the Group II Senior
                           Certificates, the Group II Maximum Rate Cap. For each of the Mezzanine Certificates and the Subordinate
                           Certificates, the Subordinate Maximum Rate Cap.

Group I Subordinate
Amount The excess of the aggregate principal amount of the Group I Mortgage Loans over the principal balance of the Group I Senior Certificates.

Group II Subordinate
Amount The excess of the aggregate principal amount of the Group II Mortgage Loans over the principal balance of the Group II Senior Certificates.

Shortfall Reimbursement    If on any Distribution Date the pass-through rate on
                           any class or classes of Certificates is limited by the applicable Rate Cap, the amount of such interest that would have been distributed if the pass-through rate on the related class or classes of Certificates had not been so limited by the applicable Rate Cap, up to but not exceeding the applicable Maximum Rate
                           Cap and the aggregate of such shortfalls from previous Distribution Dates together with accrued interest at the related pass-through rate will be carried over to the next Distribution Date until paid
                           (herein referred to as "Carryover"). Such reimbursement will be paid only on a subordinated basis. No Carryover will be paid with respect to a class of Certificates once the principal balance has been reduced to zero.


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Cap Contracts              The trust fund will own two one-month LIBOR cap
                           contracts. The first, the "Group I Senior Cap" will benefit the Group I Senior Certificates, and the second, the "Mezzanine/Class B Cap," will benefit the Mezzanine Certificates, the Class B-1 and the Class B-2 Certificates. The trust fund will receive a payment under the cap contract with respect to any Distribution Date on which one-month LIBOR (subject to a cap on the cap contract) exceeds the lower collar with respect to such Distribution Date shown in the Cap Contract Schedule appearing herein. Payments received on the cap contract will be available to pay interest to the holders of the respective Certificates, up to the amount of interest shortfalls on such Certificates to the extent attributable to rates in excess of the Rate Cap, as described herein.

                           With respect to any Distribution Date, the notional balance of the cap contract will equal the lesser of
                           (i) the notional balance shown in the Cap Contract Schedule appearing herein and (ii) the outstanding certificate principal balance of the relevant Certificates.

                           Pursuant to the Pooling and Servicing Agreement, the Trustee will establish two separate trust accounts (the "Group I Senior Cap Contract Reserve Fund" and the "Mezzanine/Class B Cap Contract Reserve Fund") to hold any Cap Contract Payments that it may receive under the Cap Contracts.

                           Any distribution by the Trustee from amounts in the Cap Contract Reserve Funds will be made in the following order of priority on each Distribution
                           Date:

                           To the Group I Senior Certificates from the Group I Senior Cap Contract Reserve Fund, in accordance with the remaining unpaid Carryover Amounts for such Distribution Date (after distributions to the Group I Senior Certificates pursuant to the Excess Cashflow distribution as described below).

                           To the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1 and Class B-2 Certificates from the Mezzanine/Class B Cap Contract Reserve Fund, pro rata in accordance with any remaining unpaid Carryover Amounts for such Distribution Date (after distributions to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1 and Class B-2 Certificates pursuant to the Excess Cashflow distribution as described below).

                           To the Cap Provider, any remaining amounts on deposit in the Group I Senior Cap Contract Reserve Fund and the Mezzanine/Class B Cap Contract Reserve Fund.

                           The "Cap Provider" will be rated at least "A2" by Moody's and "A" by S&P.

Interest Payment
Priority Interest received or advanced on each Distribution Date will be allocated in the following priority:

                           A. Interest received or advanced with respect to the Group I Mortgage Loans will be distributed as follows:

                                    (i)      Repayment of any unreimbursed
                                             Servicer advances;

                                    (ii)     Administrative Fees;

                                    (iii)    To the Group I Senior Certificates,
                                             related monthly interest and unpaid
                                             monthly interest; and (ii) the
                                             remaining amount pursuant to clause
                                             C below.

                           B. Interest received or advanced with respect to the Group II Mortgage Loans will be distributed as follows:

                                    (i)      Repayment of any unreimbursed
                                             Servicer advances;


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                                    (ii)     Administrative Fees;

                                    (iii)    Pro rata to the Class AF-1, Class
                                             AF-2, Class AF-3 and Class AF-4
                                             Certificates, related monthly
                                             interest and unpaid monthly
                                             interest; and (ii) the remaining
                                             amount pursuant to clause C below.

                           C. Remaining interest received or advanced with respect to the Group I Mortgage Loans and Group II Mortgage Loans:

                                    (i)      Concurrently, to the Senior
                                             Certificates, the related monthly
                                             interest and unpaid monthly
                                             interest to the extent not paid
                                             pursuant to clauses A and B above
                                             on the applicable Distribution
                                             Date, allocated among each class of
                                             Senior Certificates on a pro rata
                                             basis based on the amount that
                                             would have been distributed to each
                                             class in the absence of such
                                             shortfall;

                                    (ii)     Sequentially, to each class of
                                             Mezzanine Certificates in
                                             alphanumeric order, related monthly
                                             interest and unpaid monthly
                                             interest; and

                                    (iii)    Sequentially, to each class of
                                             Subordinate Certificates in
                                             alphanumeric order, related monthly
                                             interest and unpaid monthly
                                             interest.

                           On any Distribution Date, interest remaining after distributions made pursuant to clauses A, B and C above plus any overcollateralization release amount for such Distribution Date ("Excess Cashflow") will be distributed as follows:

                                    (i)      In the order as described under
                                             "Principal Payment Priority" as
                                             principal payments if necessary to
                                             restore O/C to the required level;

                                    (ii)     Payment of principal shortfalls;

                                    (iii)    Payment of Carryover concurrently
                                             to the Senior Certificates in
                                             proportion to their respective
                                             Carryover amounts;

                                    (iv)     Payment of Carryover to the
                                             Mezzanine Certificates in
                                             alphanumeric order;

                                    (v)      Payment of Carryover to the
                                             Subordinate Certificates in
                                             alphanumeric order;

                                    (vi)     Remaining amounts paid in
                                             accordance with the Pooling and
                                             Servicing Agreement and will not be
                                             available for payment to holders of
                                             the Senior, Mezzanine, or
                                             Subordinate Certificates.

Principal Payment
Priority On each Distribution Date, if the Subordinate Class Principal Distribution Test is not met:

                           Principal received or advanced with respect to the Group I Mortgage Loans will be distributed as follows:

                                    (i)      First, to the Group I Senior
                                             Certificates until its Certificate
                                             principal balance is reduced to
                                             zero; and

                                    (ii)     Second, after taking into account
                                             the principal amount distributed to
                                             the Group II Senior Certificates on
                                             such Distribution Date, to the
                                             Group II Senior Certificates,
                                             pursuant to the Principal Payment
                                             Priority B(i) below.

                           A. Principal received or advanced with respect to the Group II Mortgage Loans will be distributed as follows:


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                                    (i)      First, sequentially to the Class
                                             AF-4 (based on the Class AF-4
                                             Lockout Distribution Amount), Class
                                             AF-1, Class AF-2, Class AF-3 and
                                             Class AF-4, in that order, until
                                             their certificate principal
                                             balances are reduced to zero
                                             (notwithstanding the foregoing, if
                                             the aggregate certificate principal
                                             of the Group II Senior Certificates
                                             exceeds the aggregate principal
                                             balance of the Group II Mortgage
                                             Loans, principal distributions will
                                             be allocated concurrently, on a
                                             pro-rata basis); and

                                    (ii)     Second, after taking into account
                                             the principal amount distributed to
                                             the Group I Senior Certificates on
                                             such Distribution Date, to the
                                             Group I Senior Certificates,
                                             pursuant to the Principal Payment
                                             Priority A(i) above.

                           B. Remaining principal received or advanced with respect to the Group I Mortgage Loans and Group II Mortgage Loans:

                                    (i)      When the principal balance of the
                                             Senior Certificates has been
                                             reduced to zero, principal from the
                                             Group I and Group II Mortgage Loans
                                             will be distributed sequentially to
                                             the Class M-1, Class M-2, Class
                                             M-3, Class M-4, Class M-5, Class
                                             M-6, Class B-1, Class B-2, Class
                                             B-3, Class B-4 and Class B-5
                                             Certificates, in that order, in
                                             each case until the certificate
                                             principal balance of each such
                                             class is reduced to zero.

                           On each Distribution Date, if the Subordinated Class Principal Distribution Test is met:

                           A. Principal received or advanced with respect to the Group I Mortgage Loans will be distributed as follows:

                                    (i)      First, to the Group I Senior
                                             Certificates, until the Target
                                             Senior Enhancement Percentage for
                                             such class has been reached; and

                                    (ii)     Second, after taking into account
                                             the principal amount distributed to
                                             the Group II Senior Certificates on
                                             such Distribution Date, to the
                                             Group II Senior Certificates,
                                             pursuant to Principal Payment Rule
                                             B(i) below.

                           B. Principal received or advanced with respect to the Group II Mortgage Loans will be distributed as follows:

                                    (i)      First, sequentially to the Class
                                             AF-4 (based on the Class AF-4
                                             Lockout Distribution Amount), Class
                                             AF-1, Class AF-2, Class AF-3 and
                                             Class AF-4, until the Targeted
                                             Senior Enhancement Percentage for
                                             each such class has been reached
                                             (notwithstanding the foregoing, if
                                             the aggregate certificate principal
                                             of the Group II Senior Certificates
                                             exceeds the aggregate principal
                                             balance of the Group II Mortgage
                                             Loans, principal distributions will
                                             be allocated concurrently, on a
                                             pro-rata basis); and

                                    (ii)     Second, after taking into account
                                             the principal amount distributed to
                                             the Group I Senior Certificates on
                                             such Distribution Date, to the
                                             Group I Senior Certificates
                                             pursuant to Principal Payment Rule
                                             A(i) above.

                           C. Remaining principal received or advanced with respect to the Group I Mortgage Loans and Group II Mortgage Loans will be distributed as follows:

                                    (i)      Once the Targeted Senior
                                             Enhancement Percentage has been
                                             reached with respect to all the
                                             Senior Certificates, principal with
                                             respect to the Group I and Group II
                                             Mortgage Loans will be distributed
                                             sequentially to the Class M-1,
                                             Class M-2, Class M-3, Class M-4,
                                             Class M-5, Class M-6, Class B-1,
                                             Class B-2,


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                                             Class B-3, Class B-4 and Class B-5
                                             Certificates, in that order, so
                                             that the credit enhancement for
                                             each such class equals two times
                                             the respective original credit
                                             enhancement percentage for that
                                             class, as a product of the current
                                             aggregate principal balance of the
                                             mortgage loans, subject to a floor
                                             equal to 0.50% of the aggregate
                                             principal balance of the Mortgage
                                             Loans as of the Cut-off Date.

                           The Subordinate Class Principal Distribution Test is met if:

                                    (ii)     The Stepdown Date has occurred; and
                                    (iii)    A Trigger Event does not exist.

                           "Class AF-4 Lockout Distribution Amount" means, for any Distribution Date, the product of (x) the Class AF-4 Lockout Distribution Percentage (as set forth in the underlying table) for that Distribution Date and
                           (y) the Class AF-4 Pro Rata Distribution Amount for that Distribution Date. In no event shall the Class AF-4 Lockout Distribution Amount for a Distribution Date exceed the Group II Principal Distribution Amount for that Distribution Date or the certificate principal balance of the Class AF-4 Certificates immediately prior to that Distribution Date.

                           "Class AF-4 Pro Rata Distribution Amount" means, for any Distribution Date, an amount equal to the product of (x) a fraction, the numerator of which is the certificate principal balance of the Class AF-4 Certificates immediately prior to that Distribution Date and the denominator of which is the aggregate certificate principal balance of the Group II Certificates immediately prior to that Distribution Date and (y) the Group II Principal Distribution Amount for that Distribution Date.

                           "Class AF-4 Lockout Distribution Percentage" means, for a Distribution Date in any period listed in the table below, the applicable percentage listed opposite such period:


                           Distribution Dates                                   Lockout Percentage
                           February 2006 through and including January 2009     0%
                           February 2009 through and including January 2011     45%
                           February 2011 through and including January 2012     80%
                           February 2012 through and including January 2013     100%
                           February 2013 and thereafter                         300%

Step Down Date             The later to occur of (x) the earlier to occur of (a)
                           the Distribution Date in February 2009 and (b) the
                           Distribution Date on which the aggregate certificate principal balance of the Class A Certificates is reduced to zero, and (y) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to 43.80%.

Senior Enhancement
Percentage                 On any Distribution Date, is the percentage obtained
                           by dividing (x) the sum of (i) the aggregate certificate principal balance of the Mezzanine and Subordinate Certificates and (ii) the O/C Amount, in each case before taking into account principal distributions on such Distribution Date by (y) the principal balance of the Mortgage Loans as of the last day of the related collection period.



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Trigger Event              Is in effect on a Distribution Date if any one of the
                           following conditions exist as of the last day of the immediately preceding collection period:

                              i. The "Rolling Six Month 60+ Day Delinquency Percentage" equals or exceeds [36.50]% of the Senior Enhancement Percentage; or

                              ii.  The aggregate amount of realized losses
                                   incurred since the Cut-Off Date through the last day of such preceding collection period divided by the initial pool balance exceeds the applicable percentages set forth below with respect to such Distribution Date:

                            Distribution Date Occurring       Loss Percentage
                            ----------------------------      ---------------
                            February 2008 - January 2009      1.25%
                            February 2009 - January 2010      2.75%
                            February 2010 - January 2011      4.25%
                            February 2011 - January 2012      5.50%
                            February 2012 and thereafter      5.75%


60+ Day Delinquent Loan    Each Mortgage Loan with respect to which any portion
                           of a monthly payment is, as of the last day of the prior collection period, two months or more past due, each Mortgage Loan in foreclosure, all REO Property and each Mortgage Loan for which the Mortgagor has filed for bankruptcy after the Closing Date.

Rolling Six Month 60+ Day
Delinquency Percentage     With respect to any Distribution Date, the average of
                           the percentage equivalents of the fractions determined for each of the six immediately preceding collection periods, the numerator of each of which is equal to the aggregate principal balance of Mortgage
                           Loans that are 60+ Day Delinquent Loans as of the end of the day immediately preceding such collection period, and the denominator of which is the aggregate
                           Mortgage Loan balance as of the end of the related collection period.


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                              COLLATERAL STATISTICS

                       DESCRIPTION OF THE TOTAL COLLATERAL

                               Collateral Summary
                               ------------------

Statistics given below are for the Mortgage Loans in the pool as of the Cut-off Date. Balances and percentages are based on the Cut-off Date scheduled balances of such Mortgage Loans.

                                                  Summary Statistics            Range (if applicable)
                                                  ------------------            ---------------------
Number of Mortgage Loans                                 3,640

Aggregate Current Principal Balance                 $847,466,907.38
Average Current Principal Balance                     $232,820.58            $15,402.63 to $1,172,587.36

Aggregate Original Principal Balance                $848,525,788.39
Average Original Principal Balance                    $233,111.48            $15,513.58 to $1,174,937.00

Fully Amortizing Mortgage Loans                         93.47%

1st Lien                                                98.82%

Weighted Avg. Gross Coupon                              6.959%                    4.625% to 14.500%

Weighted Avg. Original Term (months)                      357                         96 to 360
Weighted Avg. Remaining Term (months)                     354                         78 to 359

Weighted Avg. Margin(ARM Loans Only)                    5.980%                    2.140% to 11.375%

Weighted Avg. Maximum Rate (ARM Loans Only)             13.395%                   10.500% to 19.375%

Weighted Avg. Minimum Rate (ARM Loans Only)             5.274%                    0.000% to 12.375%

Weighted Avg. Combined Original LTV                     77.79%                     8.57% to 111.64%

Weighted Avg. Borrower FICO Score                         645                         457 to 829

Fixed Rate Mortgage Loans                                9.48%
Adjustable Rate Mortgage Loans                          90.52%

Prepayment Charges                                       90.11%

Seller-Financed Loans                                    0.26%

Geographic Distribution (Top 5)                    CA    54.47%
                                                   FL    10.08%
                                                   AZ    6.79%
                                                   NV    4.49%
                                                   WA    3.20%


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

                       DESCRIPTION OF THE TOTAL COLLATERAL

                                 Collateral Type
                                 ---------------

                                                PRINCIPAL      % OF PRINCIPAL   REMAINING                                   Weighted
                                  NUMBER OF     BALANCE AS       BALANCE AS      TERM TO    DEBT-T0-                        Average
                                  MORTGAGE     OF THE CUT-      OF THE CUT-     MATURITY     INCOME      GROSS      FICO    Combined
COLLATERAL TYPE                     LOANS      OFF DATE ($)       OFF DATE      (months)      (%)      COUPON (%)   SCORE   OLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
1 YR TREASURY                             1        79,437.94             0.01         341      47.21       10.875     475      80.00
1 YR/6MO LIB                             27     6,781,041.21             0.80         357      38.54        7.324     607      83.17
1 YR/6MO LIB - IO                         2       764,250.00             0.09         356      34.23        6.943     713      75.00
10 YR/6MO LIB - IO                        1       125,552.00             0.01         358         --        7.750     732      80.00
2 YR/6MO LIB                          1,129   251,319,319.43            29.66         357      41.43        7.248     603      76.41
2 YR/6MO LIB - BALLOON 15/30             28     1,106,590.25             0.13         177      43.05       10.112     686      96.89
2 YR/6MO LIB - BALLOON 30/40            149    36,387,063.76             4.29         357      43.41        7.281     646      79.60
2 YR/6MO LIB - IO                     1,356   385,575,869.73            45.50         357      43.84        6.681     674      78.79
3 YR/6MO LIB                            134    27,148,059.24             3.20         357      40.98        7.156     621      76.77
3 YR/6MO LIB - BALLOON 30/40             27     6,626,319.12             0.78         357      43.62        6.798     642      76.45
3 YR/6MO LIB - BALLOON 30/40
- IO                                      1       216,000.00             0.03         358      54.04        7.350     611      80.00
3 YR/6MO LIB - IO                       151    36,095,592.17             4.26         357      41.02        6.566     674      79.69
5 YR/6MO LIB                             12     2,159,108.94             0.25         357      40.27        6.985     626      72.91
5 YR/6MO LIB - BALLOON 30/40              1       519,081.72             0.06         356      43.09        6.500     669      80.00
5 YR/6MO LIB - IO                        34     8,986,982.50             1.06         356      40.38        6.257     690      75.97
6 MO LIB                                  6     2,756,154.61             0.33         357      38.68        6.540     658      80.41
6 MO LIB - IO                             2       449,952.00             0.05         355      36.11        4.758     755      73.66
BALLOON 10/30                             1        47,154.21             0.01         103         --        6.125     490      79.97
BALLOON 15/30                           180     7,811,554.65             0.92         176      42.33       10.267     666      98.89
BALLOON 30/40                            11     2,599,840.71             0.31         357      41.88        7.106     622      76.13
FIXED RATE                              371    66,367,598.69             7.83         343      39.81        7.096     622      72.90
FIXED RATE - IO                          16     3,544,384.50             0.42         344      45.00        6.817     661      74.91
------------------------------------------------------------------------------------------------------------------------------------
Total:                                3,640   847,466,907.38           100.00         354      42.46        6.959     645      77.79
------------------------------------------------------------------------------------------------------------------------------------

[BARCLAYS CAPITAL LOGO]                              COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2006-CB1
--------------------------------------------------------------------------------


                       DESCRIPTION OF THE TOTAL COLLATERAL

                    Principal Balance as of the Cut-Off Date
                    ----------------------------------------

                                                PRINCIPAL      % OF PRINCIPAL   REMAINING                                   Weighted
RANGE OF PRINCIPAL BALANCES AS    NUMBER OF     BALANCE AS       BALANCE AS      TERM TO    DEBT-T0-                        Average
OF THE                            MORTGAGE     OF THE CUT-      OF THE CUT-     MATURITY     INCOME      GROSS      FICO    Combined
CUT-OFF DATE ($)                    LOANS      OFF DATE ($)       OFF DATE      (months)      (%)      COUPON (%)   SCORE   OLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 25,000.00                         13       274,194.60             0.03         204      38.12        9.513     609      88.79
25,000.01 - 50,000.00                   186     7,031,392.19             0.83         189      41.70       10.058     666      97.77
50,000.01 - 100,000.00                  204    15,931,705.32             1.88         322      37.66        7.941     636      74.94
100,000.01 - 150,000.00                 509    65,105,243.79             7.68         353      40.14        7.200     633      75.94
150,000.01 - 200,000.00                 682   120,159,284.26            14.18         355      41.31        7.159     630      76.96
200,000.01 - 250,000.00                 628   141,894,798.72            16.74         357      42.00        7.066     629      76.85
250,000.01 - 300,000.00                 533   146,113,530.42            17.24         357      42.84        6.987     635      78.01
300,000.01 - 350,000.00                 361   116,618,041.18            13.76         356      43.06        6.876     645      79.53
350,000.01 - 400,000.00                 206    76,806,117.12             9.06         357      44.33        6.705     661      78.08
400,000.01 - 450,000.00                 118    50,011,691.18             5.90         356      43.80        6.558     675      78.14
450,000.01 - 500,000.00                  97    46,111,438.60             5.44         357      45.03        6.430     686      78.27
500,000.01 - 550,000.00                  51    26,782,144.25             3.16         357      42.71        6.660     672      78.37
550,000.01 - 600,000.00                  17     9,742,629.07             1.15         357      45.61        6.631     644      76.37
600,000.01 - 650,000.00                  18    11,396,537.70             1.34         357      38.68        6.527     665      74.90
650,000.01 - 700,000.00                   4     2,688,641.13             0.32         357      47.16        6.582     701      83.57
700,000.01 - 750,000.00                   3     2,164,564.16             0.26         357      43.43        6.750     600      74.32
750,000.01 - 800,000.00                   5     3,887,660.76             0.46         356      36.91        6.402     689      82.03
800,000.01 - 850,000.00                   1       816,000.00             0.10         354      38.36        5.250     753      80.00
850,000.01 - 900,000.00                   2     1,780,000.00             0.21         356      37.73        6.291     650      62.30
950,000.01 - 1,000,000.00                 1       978,705.57             0.12         357      45.01        6.500     684      69.06
1,150,000.01 - 1,200,000.00               1     1,172,587.36             0.14         358      36.20        5.990     718      75.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                3,640   847,466,907.38           100.00         354      42.46        6.959     645      77.79
------------------------------------------------------------------------------------------------------------------------------------


                           Remaining Term to Maturity
                           --------------------------

                                                PRINCIPAL      % OF PRINCIPAL   REMAINING                                   Weighted
                                  NUMBER OF     BALANCE AS       BALANCE AS      TERM TO    DEBT-T0-                        Average
RANGE OF                          MORTGAGE     OF THE CUT-      OF THE CUT-     MATURITY     INCOME      GROSS      FICO    Combined
REMAINING TERMS (MONTHS)            LOANS      OFF DATE ($)       OFF DATE      (months)      (%)      COUPON (%)   SCORE   OLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
61 - 120                                  5       233,952.75             0.03         109      42.32        7.891     615      82.68
121 - 180                               241    12,779,929.52             1.51         176      41.35        9.421     660      89.55
181 - 240                                 9     1,082,146.80             0.13         234      37.77        7.500     637      89.44
241 - 300                                 6       399,714.58             0.05         279      40.16        7.634     545      98.37
301 - 360                             3,379   832,971,163.73            98.29         357      42.48        6.920     644      77.58
------------------------------------------------------------------------------------------------------------------------------------
Total:                                3,640   847,466,907.38           100.00         354      42.46        6.959     645      77.79
------------------------------------------------------------------------------------------------------------------------------------


                            Mortgage Loan Age Summary
                            -------------------------

                                                PRINCIPAL      % OF PRINCIPAL   REMAINING                                   Weighted
                                  NUMBER OF     BALANCE AS       BALANCE AS      TERM TO    DEBT-T0-                        Average
                                  MORTGAGE     OF THE CUT-      OF THE CUT-     MATURITY     INCOME      GROSS      FICO    Combined
RANGE OF LOAN AGES (MONTHS)         LOANS      OFF DATE ($)       OFF DATE      (months)      (%)      COUPON (%)   SCORE   OLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
1 - 6                                 3,575   838,784,150.57            98.98         354      42.49        6.956     645      77.72
7 - 12                                   38     5,060,961.11             0.60         327      35.92        7.377     630      84.16
13 - 18                                   8       453,021.40             0.05         230      44.18        9.293     525      85.38
19 - 24                                  19     3,168,774.30             0.37         335      44.05        6.706     618      85.22
------------------------------------------------------------------------------------------------------------------------------------
Total:                                3,640   847,466,907.38           100.00         354      42.46        6.959     645      77.79
------------------------------------------------------------------------------------------------------------------------------------


[BARCLAYS CAPITAL LOGO]                              COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2006-CB1
--------------------------------------------------------------------------------


                       DESCRIPTION OF THE TOTAL COLLATERAL

                                  Gross Coupons
                                  -------------

                                                PRINCIPAL      % OF PRINCIPAL   REMAINING                                   Weighted
RANGE OF                          NUMBER OF     BALANCE AS       BALANCE AS      TERM TO    DEBT-T0-                        Average
GROSS COUPONS                     MORTGAGE     OF THE CUT-      OF THE CUT-     MATURITY     INCOME      GROSS      FICO    Combined
(%)                                 LOANS      OFF DATE ($)       OFF DATE      (months)      (%)      COUPON (%)   SCORE   OLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
4.500 - 4.999                             1       330,000.00             0.04         355      32.22        4.625     760      71.74
5.000 - 5.499                            32     9,744,891.53             1.15         355      42.23        5.350     683      72.07
5.500 - 5.999                           295    86,319,993.36            10.19         356      42.07        5.838     680      75.18
6.000 - 6.499                           657   177,628,646.38            20.96         356      41.94        6.285     667      75.78
6.500 - 6.999                         1,012   259,643,728.59            30.64         356      43.35        6.750     653      77.53
7.000 - 7.499                           519   119,296,255.01            14.08         356      42.52        7.241     635      78.78
7.500 - 7.999                           464   102,528,386.60            12.10         356      41.86        7.739     609      80.74
8.000 - 8.499                           194    35,665,160.60             4.21         354      41.91        8.201     593      79.03
8.500 - 8.999                           159    31,420,876.81             3.71         352      42.25        8.763     581      80.60
9.000 - 9.499                            56     9,202,671.71             1.09         341      42.60        9.210     574      75.71
9.500 - 9.999                           112     8,150,552.46             0.96         282      40.87        9.757     619      86.60
10.000 - 10.499                          40     2,561,997.17             0.30         264      39.27       10.198     607      87.10
10.500 - 10.999                          62     3,080,624.12             0.36         222      42.29       10.751     620      96.38
11.000 - 11.499                          16       829,666.47             0.10         235      38.32       11.185     614      92.19
11.500 - 11.999                          12       554,556.49             0.07         199      42.54       11.665     625      98.21
12.000 - 12.499                           6       399,250.35             0.05         272      41.37       12.110     579      64.47
13.000 - 13.499                           1        20,863.82             0.00         107      44.66       13.200     604      68.13
13.500 - 13.999                           1        26,470.13             0.00         174      44.17       13.990     613      99.99
14.500 - 14.999                           1        62,315.78             0.01         225      41.05       14.500     485      82.29
------------------------------------------------------------------------------------------------------------------------------------
Total:                                3,640   847,466,907.38           100.00         354      42.46        6.959     645      77.79
------------------------------------------------------------------------------------------------------------------------------------


                     Combined Original Loan-to-Value Ratios
                     --------------------------------------

                                                PRINCIPAL      % OF PRINCIPAL   REMAINING                                   Weighted
RANGE OF COMBINED ORIGINAL        NUMBER OF     BALANCE AS       BALANCE AS      TERM TO    DEBT-T0-                        Average
LOAN-TO-VALUE                     MORTGAGE     OF THE CUT-      OF THE CUT-     MATURITY     INCOME      GROSS      FICO    Combined
RATIOS (%)                          LOANS      OFF DATE ($)       OFF DATE      (months)      (%)      COUPON (%)   SCORE   OLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 25.00                             12     1,255,039.60             0.15         351      39.52        6.958     585      19.74
25.01 - 30.00                             7       964,171.12             0.11         357      31.16        6.992     590      27.77
30.01 - 35.00                            19     3,319,259.19             0.39         357      41.59        7.391     588      32.99
35.01 - 40.00                            25     3,901,280.61             0.46         334      42.98        6.680     609      37.35
40.01 - 45.00                            40     7,567,909.86             0.89         353      34.53        6.919     592      43.00
45.01 - 50.00                            47     9,262,150.81             1.09         349      39.12        6.877     589      47.95
50.01 - 55.00                            71    13,809,943.70             1.63         356      42.63        7.006     583      53.07
55.01 - 60.00                           133    30,053,683.11             3.55         354      40.96        6.922     583      57.77
60.01 - 65.00                           184    43,892,323.76             5.18         356      41.30        6.812     591      63.45
65.01 - 70.00                           243    59,653,187.86             7.04         355      40.26        7.084     583      68.62
70.01 - 75.00                           206    52,006,512.24             6.14         356      41.18        6.987     607      73.74
75.01 - 80.00                         1,615   425,540,635.61            50.21         357      43.79        6.691     678      79.86
80.01 - 85.00                           226    55,212,330.64             6.51         356      40.37        7.178     616      84.33
85.01 - 90.00                           366    87,226,882.58            10.29         354      42.01        7.406     634      89.65
90.01 - 95.00                           160    32,174,596.75             3.80         352      42.20        7.627     636      94.54
95.01 - 100.00                          279    21,095,975.44             2.49         281      42.14        8.795     675      99.78
100.01 - 105.00                           5       389,835.61             0.05         310      46.21        8.563     576     102.72
105.01 - 110.00                           1        32,155.84             0.00         157      51.92       10.875     680     109.78
110.01 - 115.00                           1       109,033.05             0.01         355      51.00        8.000     531     111.64
------------------------------------------------------------------------------------------------------------------------------------
Total:                                3,640   847,466,907.38           100.00         354      42.46        6.959     645      77.79
------------------------------------------------------------------------------------------------------------------------------------


[BARCLAYS CAPITAL LOGO]                              COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2006-CB1
--------------------------------------------------------------------------------


                       DESCRIPTION OF THE TOTAL COLLATERAL

                                   FICO Score
                                   ----------

                                                PRINCIPAL      % OF PRINCIPAL   REMAINING                                   Weighted
                                  NUMBER OF     BALANCE AS       BALANCE AS      TERM TO    DEBT-T0-                        Average
                                  MORTGAGE     OF THE CUT-      OF THE CUT-     MATURITY     INCOME      GROSS      FICO    Combined
RANGE OF FICO SCORES                LOANS      OFF DATE ($)       OFF DATE      (months)      (%)      COUPON (%)   SCORE   OLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Not Available                             5       488,896.91             0.06         306      24.01        8.090       0      88.27
450 - 499                                 9       970,192.20             0.11         319      43.00        8.030     476      85.25
500 - 519                               124    25,402,698.41             3.00         353      42.56        7.999     510      67.13
520 - 539                               190    42,386,182.72             5.00         356      41.91        7.689     531      67.79
540 - 559                               215    48,053,396.97             5.67         356      40.91        7.436     551      71.76
560 - 579                               253    60,014,778.79             7.08         356      40.75        7.196     569      74.85
580 - 599                               261    57,993,271.18             6.84         356      41.09        7.053     589      75.01
600 - 619                               316    71,030,240.70             8.38         353      41.59        7.046     610      77.03
620 - 639                               432    91,210,651.89            10.76         351      42.94        7.044     630      79.01
640 - 659                               409    92,157,004.87            10.87         354      42.98        6.884     649      80.24
660 - 679                               324    73,301,163.54             8.65         353      42.19        6.769     669      79.89
680 - 699                               308    77,494,681.35             9.14         353      42.85        6.738     689      80.95
700 - 719                               275    68,637,133.61             8.10         354      44.57        6.702     710      80.39
720 - 739                               202    50,392,645.42             5.95         354      43.27        6.631     728      81.84
740 - 759                               172    48,082,570.35             5.67         355      43.58        6.511     749      81.23
760 - 779                               105    28,907,435.58             3.41         355      43.11        6.467     768      80.76
780 - 799                                31     8,516,347.79             1.00         346      40.31        6.217     788      75.62
800 - 819                                 8     2,334,185.12             0.28         357      43.75        6.352     804      82.05
820 - 839                                 1        93,429.98             0.01         358      15.19        6.490     829      90.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                3,640   847,466,907.38           100.00         354      42.46        6.959     645      77.79
------------------------------------------------------------------------------------------------------------------------------------


                              Debt-to-Income Ratio
                              --------------------

                                                PRINCIPAL      % OF PRINCIPAL   REMAINING                                   Weighted
                                  NUMBER OF     BALANCE AS       BALANCE AS      TERM TO    DEBT-T0-                        Average
RANGE OF DEBT-TO-INCOME           MORTGAGE     OF THE CUT-      OF THE CUT-     MATURITY     INCOME      GROSS      FICO    Combined
RATIOS (%)                          LOANS      OFF DATE ($)       OFF DATE      (months)      (%)      COUPON (%)   SCORE   OLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Not Available                            48     4,528,423.16             0.53         338         --        7.457     656      87.09
0.01 - 20.00                             76    15,899,588.78             1.88         351      14.38        6.937     643      74.35
20.01 - 25.00                            91    18,907,122.97             2.23         353      22.99        7.095     622      77.22
25.01 - 30.00                           193    39,272,581.24             4.63         353      27.79        6.995     622      72.16
30.01 - 35.00                           335    69,766,236.34             8.23         353      32.76        7.010     633      77.24
35.01 - 40.00                           538   122,934,641.78            14.51         355      37.76        6.930     641      77.68
40.01 - 45.00                           858   199,639,398.88            23.56         353      42.61        6.961     648      78.46
45.01 - 50.00                         1,093   273,112,853.06            32.23         355      47.61        6.940     652      78.55
50.01 - 55.00                           282    69,424,299.87             8.19         354      52.33        6.937     638      76.68
55.01 >=                                126    33,981,761.30             4.01         355      57.83        6.966     652      78.68
------------------------------------------------------------------------------------------------------------------------------------
Total:                                3,640   847,466,907.38           100.00         354      42.46        6.959     645      77.79
------------------------------------------------------------------------------------------------------------------------------------


[BARCLAYS CAPITAL LOGO]                              COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2006-CB1
--------------------------------------------------------------------------------


                       DESCRIPTION OF THE TOTAL COLLATERAL

                             Geographic Distribution
                             -----------------------

                                                PRINCIPAL      % OF PRINCIPAL   REMAINING                                   Weighted
                                  NUMBER OF     BALANCE AS       BALANCE AS      TERM TO    DEBT-T0-                        Average
                                  MORTGAGE     OF THE CUT-      OF THE CUT-     MATURITY     INCOME      GROSS      FICO    Combined
STATE                               LOANS      OFF DATE ($)       OFF DATE      (months)      (%)      COUPON (%)   SCORE   OLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
California                            1,554   461,617,885.36            54.47         355      43.41        6.727     654      76.02
Florida                                 462    85,390,000.34            10.08         354      41.42        7.276     628      79.32
Arizona                                 310    57,543,654.00             6.79         353      40.50        7.168     641      80.23
Nevada                                  185    38,033,597.08             4.49         355      43.25        6.967     648      80.29
Washington                              127    27,099,460.89             3.20         355      41.28        6.874     657      80.70
Illinois                                115    23,305,285.42             2.75         352      41.13        7.623     626      81.75
Virginia                                 90    19,045,745.55             2.25         351      41.29        7.509     606      80.02
Maryland                                 77    18,265,553.32             2.16         356      41.26        7.021     620      77.80
Oregon                                   78    12,908,797.64             1.52         352      43.01        6.964     654      79.29
New York                                 43    12,012,389.92             1.42         350      41.67        6.777     611      73.66
Colorado                                 47     8,354,214.80             0.99         352      44.09        7.081     631      82.59
Massachusetts                            31     7,954,295.45             0.94         355      40.23        7.183     628      73.15
Michigan                                 35     5,284,162.21             0.62         351      42.54        7.480     648      86.12
Utah                                     38     5,186,440.26             0.61         349      40.99        6.888     655      79.93
New Jersey                               20     5,122,801.99             0.60         355      39.26        7.437     588      69.05
Connecticut                              29     4,720,049.84             0.56         348      43.06        7.715     619      73.26
Missouri                                 33     4,451,876.93             0.53         352      42.85        7.774     628      81.98
Minnesota                                24     4,351,818.40             0.51         351      44.09        7.294     638      86.15
Georgia                                  26     4,176,623.95             0.49         354      36.06        7.255     638      83.86
North Carolina                           21     3,938,535.27             0.46         349      39.32        7.447     643      87.98
Pennsylvania                             29     3,886,133.48             0.46         344      38.70        7.173     617      78.11
Texas                                    42     3,812,045.77             0.45         318      38.47        8.015     642      86.11
Indiana                                  24     3,530,529.20             0.42         348      35.80        7.524     631      82.21
Tennessee                                27     3,483,123.59             0.41         355      39.52        7.693     638      83.75
Louisiana                                17     2,259,220.79             0.27         343      37.71        7.360     638      82.33
Ohio                                     15     2,059,655.88             0.24         334      43.36        7.561     649      88.26
Delaware                                  9     1,629,846.50             0.19         345      40.31        7.055     578      73.10
Mississippi                              11     1,610,091.48             0.19         357      38.82        7.747     611      88.00
South Carolina                           12     1,582,448.04             0.19         341      42.41        7.752     603      77.62
Wisconsin                                10     1,531,138.94             0.18         350      45.18        7.754     653      80.23
Idaho                                    11     1,329,364.86             0.16         351      41.18        7.837     621      77.44
Rhode Island                              6     1,264,532.09             0.15         345      49.56        7.489     704      83.31
Arkansas                                 10     1,231,565.49             0.15         357      40.03        8.102     632      88.45
District of Columbia                      6     1,111,272.89             0.13         358      39.82        8.003     579      69.82
Alabama                                  12     1,038,178.29             0.12         320      34.81        8.115     697      86.38
New Mexico                                6       989,377.19             0.12         358      41.49        8.478     601      74.62
Alaska                                    4       983,818.45             0.12         357      37.69        6.794     679      81.50
New Hampshire                             5       932,107.28             0.11         352      40.96        8.004     582      76.12
Kentucky                                  8       861,700.93             0.10         358      39.58        7.316     637      84.05
Kansas                                    5       823,446.45             0.10         350      45.16        7.718     666      82.69
Oklahoma                                  8       646,701.83             0.08         315      31.80        7.788     641      82.23
West Virginia                             5       619,692.76             0.07         329      33.32        7.522     576      81.60
Maine                                     4       605,353.01             0.07         345      38.72        6.883     596      82.99
Iowa                                      4       476,851.83             0.06         346      34.60        7.388     685      84.57
Nebraska                                  3       325,850.72             0.04         357      37.90        6.922     640      80.05
Hawaii                                    1        43,714.79             0.01         356      14.60        5.650     780      16.39
Montana                                   1        35,956.23             0.00         178      53.11        8.500     715     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                3,640   847,466,907.38           100.00         354      42.46        6.959     645      77.79
------------------------------------------------------------------------------------------------------------------------------------


[BARCLAYS CAPITAL LOGO]                              COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2006-CB1
--------------------------------------------------------------------------------


                       DESCRIPTION OF THE TOTAL COLLATERAL

                                Occupancy Status
                                ----------------

                                                PRINCIPAL      % OF PRINCIPAL   REMAINING                                   Weighted
                                  NUMBER OF     BALANCE AS       BALANCE AS      TERM TO    DEBT-T0-                        Average
OCCUPANCY                         MORTGAGE     OF THE CUT-      OF THE CUT-     MATURITY     INCOME      GROSS      FICO    Combined
STATUS*                             LOANS      OFF DATE ($)       OFF DATE      (months)      (%)      COUPON (%)   SCORE   OLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied                        3,424   801,962,177.10            94.63         354      42.72        6.937     644      77.80
Non-Owner Occupied                      177    37,466,885.52             4.42         354      37.00        7.331     654      76.92
Second Home                              39     8,037,844.76             0.95         356      41.52        7.355     672      80.16
------------------------------------------------------------------------------------------------------------------------------------
Total:                                3,640   847,466,907.38           100.00         354      42.46        6.959     645      77.79
------------------------------------------------------------------------------------------------------------------------------------

*Based on mortgagor representation at origination.


                               Documentation Type
                               ------------------

                                                PRINCIPAL      % OF PRINCIPAL   REMAINING                                   Weighted
                                  NUMBER OF     BALANCE AS       BALANCE AS      TERM TO    DEBT-T0-                        Average
                                  MORTGAGE     OF THE CUT-      OF THE CUT-     MATURITY     INCOME      GROSS      FICO    Combined
DOCUMENTATION TYPE                  LOANS      OFF DATE ($)       OFF DATE      (months)      (%)      COUPON (%)   SCORE   OLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Stated Income                         1,481   366,509,036.17            43.25         355      43.28        7.078     656      78.07
Full                                  1,606   351,287,256.40            41.45         354      41.55        6.831     624      77.14
None                                    428    99,439,112.17            11.73         351      44.18        6.994     680      78.53
Limited                                  65    15,867,007.18             1.87         353      38.29        7.107     601      79.62
Alternative                              59    14,349,092.83             1.69         357      36.90        6.635     653      79.23
Missing                                   1        15,402.63             0.00         276         --        7.000     596     100.38
------------------------------------------------------------------------------------------------------------------------------------
Total:                                3,640   847,466,907.38           100.00         354      42.46        6.959     645      77.79
------------------------------------------------------------------------------------------------------------------------------------


                                  Lien Position
                                  -------------

                                                PRINCIPAL      % OF PRINCIPAL   REMAINING                                   Weighted
                                  NUMBER OF     BALANCE AS       BALANCE AS      TERM TO    DEBT-T0-                        Average
                                  MORTGAGE     OF THE CUT-      OF THE CUT-     MATURITY     INCOME      GROSS      FICO    Combined
LIEN POSITION                       LOANS      OFF DATE ($)       OFF DATE      (months)      (%)      COUPON (%)   SCORE   OLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
1st Lien                              3,409   837,501,771.58            98.82         356      42.46        6.919     644      77.54
2nd Lien                                231     9,965,135.80             1.18         188      41.92       10.273     668      98.95
------------------------------------------------------------------------------------------------------------------------------------
Total:                                3,640   847,466,907.38           100.00         354      42.46        6.959     645      77.79
------------------------------------------------------------------------------------------------------------------------------------


                                  Loan Purpose
                                  ------------

                                                PRINCIPAL      % OF PRINCIPAL   REMAINING                                   Weighted
                                  NUMBER OF     BALANCE AS       BALANCE AS      TERM TO    DEBT-T0-                        Average
                                  MORTGAGE     OF THE CUT-      OF THE CUT-     MATURITY     INCOME      GROSS      FICO    Combined
PURPOSE                             LOANS      OFF DATE ($)       OFF DATE      (months)      (%)      COUPON (%)   SCORE   OLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Cash Out                              1,864   435,840,413.17            51.43         354      41.53        7.050     609      74.53
Purchase                              1,671   390,139,333.23            46.04         353      43.50        6.844     686      81.32
Rate Term Refinance                     105    21,487,160.98             2.54         354      42.42        7.176     614      79.63
------------------------------------------------------------------------------------------------------------------------------------
Total:                                3,640   847,466,907.38           100.00         354      42.46        6.959     645      77.79
------------------------------------------------------------------------------------------------------------------------------------


[BARCLAYS CAPITAL LOGO]                              COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2006-CB1
--------------------------------------------------------------------------------


                       DESCRIPTION OF THE TOTAL COLLATERAL

                                  Property Type
                                  -------------

                                                PRINCIPAL      % OF PRINCIPAL   REMAINING                                   Weighted
                                  NUMBER OF     BALANCE AS       BALANCE AS      TERM TO    DEBT-T0-                        Average
                                  MORTGAGE     OF THE CUT-      OF THE CUT-     MATURITY     INCOME      GROSS      FICO    Combined
PROPERTY TYPE                       LOANS      OFF DATE ($)       OFF DATE      (months)      (%)      COUPON (%)   SCORE   OLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence               2,751   636,590,882.34            75.12         354      42.54        6.948     641      77.54
PUD                                     444   107,371,342.94            12.67         354      42.38        6.965     645      79.88
Condominium                             204    41,948,804.34             4.95         352      43.70        6.824     688      80.15
Two Family                              124    31,032,189.25             3.66         354      41.29        7.001     641      73.75
Four Family                              35    10,250,500.92             1.21         354      39.12        7.099     669      72.89
Three Family                             32     9,108,202.31             1.07         353      41.69        7.555     672      75.55
Condominium - Low Rise                   38     8,858,056.41             1.05         357      40.63        7.313     620      80.07
Condominium - High Rise                   9     2,099,246.61             0.25         357      39.95        7.217     643      83.00
Manufactured Housing                      3       207,682.26             0.02         346      44.87        7.594     525      84.03
------------------------------------------------------------------------------------------------------------------------------------
Total:                                3,640   847,466,907.38           100.00         354      42.46        6.959     645      77.79
------------------------------------------------------------------------------------------------------------------------------------


                             Prepayment Charge Term
                             ----------------------

                                                PRINCIPAL      % OF PRINCIPAL   REMAINING                                   Weighted
                                  NUMBER OF     BALANCE AS       BALANCE AS      TERM TO    DEBT-T0-                        Average
PREPAYMENT CHARGE                 MORTGAGE     OF THE CUT-      OF THE CUT-     MATURITY     INCOME      GROSS      FICO    Combined
TERM AT ORIGINATION                 LOANS      OFF DATE ($)       OFF DATE      (months)      (%)      COUPON (%)   SCORE   OLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
No Prepayment Penalty                   437    83,827,765.46             9.89         349      41.01        7.466     637      78.75
Less Than 12 Months                       5     1,636,714.78             0.19         357      45.62        7.214     620      76.85
12 Months                               195    54,356,991.43             6.41         355      42.18        7.126     649      77.36
24 Months                             2,257   546,596,746.34            64.50         355      43.00        6.896     647      78.34
30 Months                                 1       207,421.77             0.02         357      28.26        6.400     708      80.00
36 Months                               708   150,679,043.22            17.78         352      41.48        6.855     640      75.53
60 Months                                37    10,162,224.38             1.20         347      40.46        6.749     603      76.15
------------------------------------------------------------------------------------------------------------------------------------
Total:                                3,640   847,466,907.38           100.00         354      42.46        6.959     645      77.79
------------------------------------------------------------------------------------------------------------------------------------


                               Conforming Balances
                               -------------------

                                                PRINCIPAL      % OF PRINCIPAL   REMAINING                                   Weighted
                                  NUMBER OF     BALANCE AS       BALANCE AS      TERM TO    DEBT-T0-                        Average
                                  MORTGAGE     OF THE CUT-      OF THE CUT-     MATURITY     INCOME      GROSS      FICO    Combined
CONFORMING BALANCE                  LOANS      OFF DATE ($)       OFF DATE      (months)      (%)      COUPON (%)   SCORE   OLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Conforming Loan Balance               3,179   640,554,919.71            75.58         353      42.02        7.082     637      77.67
Non-conforming Loan Balance             461   206,911,987.67            24.42         356      43.81        6.577     670      78.14
------------------------------------------------------------------------------------------------------------------------------------
Total:                                3,640   847,466,907.38           100.00         354      42.46        6.959     645      77.79
------------------------------------------------------------------------------------------------------------------------------------


                               Delinquency Status
                               ------------------

                                                PRINCIPAL      % OF PRINCIPAL   REMAINING                                   Weighted
                                  NUMBER OF     BALANCE AS       BALANCE AS      TERM TO    DEBT-T0-                        Average
                                  MORTGAGE     OF THE CUT-      OF THE CUT-     MATURITY     INCOME      GROSS      FICO    Combined
DELINQUENCY STATUS                  LOANS      OFF DATE ($)       OFF DATE      (months)      (%)      COUPON (%)   SCORE   OLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Current                               3,640   847,466,907.38           100.00         354      42.46        6.959     645      77.79
------------------------------------------------------------------------------------------------------------------------------------
Total:                                3,640   847,466,907.38           100.00         354      42.46        6.959     645      77.79
------------------------------------------------------------------------------------------------------------------------------------


[BARCLAYS CAPITAL LOGO]                              COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2006-CB1
--------------------------------------------------------------------------------


                       DESCRIPTION OF THE TOTAL COLLATERAL

                                   Index Type
                                   ----------

                                                PRINCIPAL      % OF PRINCIPAL   REMAINING                                   Weighted
                                  NUMBER OF     BALANCE AS       BALANCE AS      TERM TO    DEBT-T0-                        Average
                                  MORTGAGE     OF THE CUT-      OF THE CUT-     MATURITY     INCOME      GROSS      FICO    Combined
INDEX TYPE                          LOANS      OFF DATE ($)       OFF DATE      (months)      (%)      COUPON (%)   SCORE   OLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Libor - 6 Month                       3,060   767,016,936.68            90.51         357      42.67        6.913     646      78.01
Fixed Rate                              579    80,370,532.76             9.48         328      40.37        7.392     628      75.62
Treasury - 1 Year                         1        79,437.94             0.01         341      47.21       10.875     475      80.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                3,640   847,466,907.38           100.00         354      42.46        6.959     645      77.79
------------------------------------------------------------------------------------------------------------------------------------


               Maximum Mortgage Rates of the Adjustable Rate Loans
               ---------------------------------------------------

                                                PRINCIPAL      % OF PRINCIPAL   REMAINING                                   Weighted
                                  NUMBER OF     BALANCE AS       BALANCE AS      TERM TO    DEBT-T0-                        Average
RANGE OF MAXIMUM                  MORTGAGE     OF THE CUT-      OF THE CUT-     MATURITY     INCOME      GROSS      FICO    Combined
MORTGAGE RATES (%)                  LOANS      OFF DATE ($)       OFF DATE      (months)      (%)      COUPON (%)   SCORE   OLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
10.500 - 10.999                          15     3,931,782.68             0.51         357      39.99        5.648     687      78.30
11.000 - 11.499                          28     7,457,324.43             0.97         355      41.48        5.583     696      72.59
11.500 - 11.999                         162    48,030,756.06             6.26         357      42.25        5.868     685      76.33
12.000 - 12.499                         307    86,769,918.29            11.31         357      42.01        6.272     670      77.03
12.500 - 12.999                         574   154,233,425.04            20.11         357      43.05        6.561     655      77.31
13.000 - 13.499                         501   129,226,690.31            16.85         357      42.67        6.661     653      77.03
13.500 - 13.999                         630   157,820,504.81            20.57         357      43.50        7.016     644      78.60
14.000 - 14.499                         311    69,692,966.99             9.09         357      42.87        7.435     633      79.44
14.500 - 14.999                         270    61,171,428.96             7.97         357      41.41        7.918     606      81.68
15.000 - 15.499                          99    19,320,726.85             2.52         356      41.97        8.334     592      78.45
15.500 - 15.999                          92    18,809,234.48             2.45         356      42.76        8.852     587      80.37
16.000 - 16.499                          25     5,388,631.05             0.70         357      42.97        9.310     571      73.44
16.500 - 16.999                          21     3,176,939.42             0.41         347      39.60        9.686     574      77.78
17.000 - 17.499                          13     1,092,468.08             0.14         294      36.81       10.394     584      76.82
17.500 - 17.999                           7       562,456.34             0.07         314      40.86       10.603     577      84.74
18.000 - 18.499                           2       247,280.76             0.03         330      37.02       11.908     545      42.64
18.500 - 18.999                           1        45,357.24             0.01         177      36.36       11.625     665     100.00
19.000 - 19.499                           3       118,482.83             0.02         177      51.92       12.265     634     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                3,061   767,096,374.62           100.00         357      42.67        6.913     646      78.01
------------------------------------------------------------------------------------------------------------------------------------


               Minimum Mortgage Rates of the Adjustable Rate Loans
               ---------------------------------------------------

                                                PRINCIPAL      % OF PRINCIPAL   REMAINING                                   Weighted
                                  NUMBER OF     BALANCE AS       BALANCE AS      TERM TO    DEBT-T0-                        Average
RANGE OF MINIMUM                  MORTGAGE     OF THE CUT-      OF THE CUT-     MATURITY     INCOME      GROSS      FICO    Combined
MORTGAGE RATES (%)                  LOANS      OFF DATE ($)       OFF DATE      (months)      (%)      COUPON (%)   SCORE   OLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
0.000 - 0.499                           745   186,474,770.93            24.31         357      42.91        6.736     671      79.06
4.500 - 4.999                             2       430,710.14             0.06         355      29.97        4.993     723      68.98
5.000 - 5.499                            18     5,433,696.41             0.71         354      41.70        5.355     669      69.83
5.500 - 5.999                           185    54,390,104.10             7.09         356      42.00        5.849     665      74.01
6.000 - 6.499                           429   117,295,368.89            15.29         357      42.22        6.298     660      75.87
6.500 - 6.999                           677   178,135,024.68            23.22         357      43.46        6.763     649      78.25
7.000 - 7.499                           375    89,556,112.58            11.67         357      42.68        7.247     634      78.75
7.500 - 7.999                           332    78,018,515.13            10.17         357      42.03        7.745     607      80.92
8.000 - 8.499                           115    23,045,946.52             3.00         356      41.99        8.206     586      77.37
8.500 - 8.999                           106    22,469,650.19             2.93         356      42.22        8.785     581      79.67
9.000 - 9.499                            27     5,995,851.24             0.78         357      43.95        9.213     572      74.12
9.500 - 9.999                            22     3,410,609.23             0.44         348      40.28        9.691     572      76.56
10.000 - 10.499                          14     1,255,358.21             0.16         302      37.64       10.208     581      76.38
10.500 - 10.999                           7       562,456.34             0.07         314      40.86       10.603     577      84.74
11.000 - 11.499                           2       247,542.89             0.03         331      33.93       11.183     531      73.81
11.500 - 11.999                           1        45,357.24             0.01         177      36.36       11.625     665     100.00
12.000 - 12.499                           4       329,299.90             0.04         292      41.27       12.095     563      56.92
------------------------------------------------------------------------------------------------------------------------------------
Total:                                3,061   767,096,374.62           100.00         357      42.67        6.913     646      78.01
------------------------------------------------------------------------------------------------------------------------------------


[BARCLAYS CAPITAL LOGO]                              COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2006-CB1
--------------------------------------------------------------------------------


                       DESCRIPTION OF THE TOTAL COLLATERAL

                   Gross Margins of the Adjustable Rate Loans
                   ------------------------------------------

                                                PRINCIPAL      % OF PRINCIPAL   REMAINING                                   Weighted
                                  NUMBER OF     BALANCE AS       BALANCE AS      TERM TO    DEBT-T0-                        Average
RANGE OF GROSS                    MORTGAGE     OF THE CUT-      OF THE CUT-     MATURITY     INCOME      GROSS      FICO    Combined
MARGINS (%)                         LOANS      OFF DATE ($)       OFF DATE      (months)      (%)      COUPON (%)   SCORE   OLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
2.000 - 2.249                             1       394,866.90             0.05         357      35.87        6.250     587      68.39
2.250 - 2.499                             1       357,000.00             0.05         357      45.10        6.550     588      69.86
2.750 - 2.999                             5     1,269,978.57             0.17         356      41.15        6.083     676      78.85
3.000 - 3.249                             3     1,175,250.00             0.15         356      41.44        7.078     661      65.68
3.250 - 3.499                             2     1,138,497.84             0.15         354      40.37        5.852     745      82.83
3.500 - 3.749                             1       238,400.00             0.03         358      47.03        7.999     741      80.00
3.750 - 3.999                            18     3,671,572.20             0.48         357      41.91        7.189     625      77.45
4.000 - 4.249                            12     2,846,453.55             0.37         357      45.30        6.288     678      77.75
4.250 - 4.499                            26     7,885,290.81             1.03         357      41.27        6.047     692      79.75
4.500 - 4.749                            40    10,679,611.37             1.39         357      42.42        5.867     725      76.65
4.750 - 4.999                            70    21,033,740.87             2.74         356      40.13        6.113     690      77.41
5.000 - 5.249                           152    40,345,002.73             5.26         357      43.08        6.160     694      77.52
5.250 - 5.499                           270    73,795,576.39             9.62         357      42.86        6.465     679      78.57
5.500 - 5.749                           186    47,977,070.44             6.25         357      42.21        6.706     656      78.23
5.750 - 5.999                           700   178,003,654.66            23.20         357      42.11        7.035     622      77.50
6.000 - 6.249                           634   173,318,083.69            22.59         357      43.65        6.705     673      78.52
6.250 - 6.499                           221    50,812,374.44             6.62         357      42.01        7.062     628      77.12
6.500 - 6.749                           194    45,971,606.50             5.99         357      42.87        7.331     607      77.10
6.750 - 6.999                           204    45,090,206.21             5.88         357      42.70        7.387     609      77.29
7.000 - 7.249                           107    22,917,789.99             2.99         357      43.15        7.683     614      80.16
7.250 - 7.499                            57    12,295,809.92             1.60         357      41.81        8.056     590      78.16
7.500 - 7.749                            61    11,931,616.54             1.56         356      44.04        8.201     586      80.08
7.750 - 7.999                            20     3,515,938.35             0.46         355      43.74        8.611     571      77.49
8.000 - 8.249                            22     3,776,004.22             0.49         357      40.89        8.897     572      80.10
8.250 - 8.499                            16     2,928,164.46             0.38         350      42.99        9.127     588      78.89
8.500 - 8.749                            10     1,636,200.94             0.21         354      42.16        9.172     577      84.56
8.750 - 8.999                             8       798,963.46             0.10         323      37.93        9.952     622      92.78
9.000 - 9.249                             6       494,214.72             0.06         299      48.13        9.784     600      89.88
9.250 - 9.499                             4       306,764.07             0.04         293      50.50        9.901     606      82.32
9.500 - 9.749                             5       290,367.02             0.04         273      34.80       10.562     619      94.72
10.250 - 10.499                           1        36,463.69             0.00         177      47.02       11.375     675     100.05
10.500 - 10.749                           1        45,357.24             0.01         177      36.36       11.625     665     100.00
10.750 - 10.999                           1        31,974.48             0.00         177      57.80       12.375     634     100.00
11.000 - 11.249                           1        51,935.96             0.01         176      52.69       12.125     638     100.00
11.250 - 11.499                           1        34,572.39             0.00         177      45.33       12.375     629     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                3,061   767,096,374.62           100.00         357      42.67        6.913     646      78.01
------------------------------------------------------------------------------------------------------------------------------------


[BARCLAYS CAPITAL LOGO]                              COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2006-CB1
--------------------------------------------------------------------------------


                       DESCRIPTION OF THE TOTAL COLLATERAL

             Next Rate Adjustment Date of the Adjustable Rate Loans
             ------------------------------------------------------

                                                PRINCIPAL      % OF PRINCIPAL   REMAINING                                   Weighted
                                  NUMBER OF     BALANCE AS       BALANCE AS      TERM TO    DEBT-T0-                        Average
NEXT RATE ADJUSTMENT              MORTGAGE     OF THE CUT-      OF THE CUT-     MATURITY     INCOME      GROSS      FICO    Combined
DATE                                LOANS      OFF DATE ($)       OFF DATE      (months)      (%)      COUPON (%)   SCORE   OLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Feb-06                                    1       330,000.00             0.04         355      32.22        4.625     760      71.74
Mar-06                                    3       813,231.38             0.11         356      44.88        6.751     637      75.88
Apr-06                                   11     2,414,844.24             0.31         343      42.33        6.629     631      84.90
May-06                                    4     2,014,199.18             0.26         354      38.09        6.229     651      82.74
Jun-06                                    1        79,437.94             0.01         341      47.21       10.875     475      80.00
Aug-06                                    2       654,673.40             0.09         355      38.96        7.299     632      93.26
Sep-06                                    4     1,245,071.83             0.16         356      38.06        7.061     670      80.44
Oct-06                                   13     3,389,693.68             0.44         357      39.69        7.176     598      83.95
Nov-06                                   10     2,255,852.30             0.29         358      36.06        7.570     613      77.81
Feb-07                                    1        67,518.49             0.01         349      27.13        8.375     630      80.00
Mar-07                                    1       312,652.78             0.04         350      14.95        7.625     531      69.08
Apr-07                                    5       991,702.38             0.13         351      28.53        6.738     645      84.26
May-07                                    1       383,200.00             0.05         352      40.38        6.690     674      80.00
Jun-07                                    1       240,832.57             0.03         353      36.67        6.150     616      32.33
Jul-07                                   31     7,512,500.30             0.98         354      42.24        6.782     631      80.41
Aug-07                                  140    37,640,738.30             4.91         355      42.96        6.885     632      79.56
Sep-07                                  454   124,845,055.92            16.28         356      42.92        6.748     653      78.59
Oct-07                                1,263   325,492,950.93            42.43         357      43.37        6.893     645      77.54
Nov-07                                  753   174,375,653.17            22.73         357      42.25        7.151     646      77.84
Dec-07                                    1       159,870.14             0.02         359      33.01        7.050     658      67.80
Jul-08                                    2       577,139.08             0.08         354      27.38        7.197     640      89.02
Aug-08                                   19     4,620,008.20             0.60         355      40.19        6.964     625      77.53
Sep-08                                   29     7,079,411.00             0.92         356      40.10        6.587     634      76.71
Oct-08                                  170    38,114,819.46             4.97         357      41.58        6.887     642      77.59
Nov-08                                   92    19,401,103.87             2.53         358      41.73        6.720     681      79.94
Dec-08                                    1       293,488.92             0.04         359      46.50        7.025     648      80.00
Apr-09                                    1       220,800.00             0.03         339      40.51        5.375     657      80.00
Jul-10                                    2       916,710.14             0.12         354      36.63        5.354     736      77.80
Aug-10                                    2       506,977.50             0.07         355      46.31        5.922     689      51.10
Sep-10                                    4     1,342,427.55             0.18         356      41.34        5.943     686      70.17
Oct-10                                   19     5,028,689.36             0.66         357      41.80        6.391     660      76.65
Nov-10                                   19     3,649,568.61             0.48         358      38.50        6.979     682      78.69
Nov-15                                    1       125,552.00             0.02         358         --        7.750     732      80.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                3,061   767,096,374.62           100.00         357      42.67        6.913     646      78.01
------------------------------------------------------------------------------------------------------------------------------------


             Initial Periodic Rate Cap of the Adjustable Rate Loans
             ------------------------------------------------------

                                                PRINCIPAL      % OF PRINCIPAL   REMAINING                                   Weighted
                                  NUMBER OF     BALANCE AS       BALANCE AS      TERM TO    DEBT-T0-                        Average
INITIAL PERIODIC RATE             MORTGAGE     OF THE CUT-      OF THE CUT-     MATURITY     INCOME      GROSS      FICO    Combined
CAP (%)                             LOANS      OFF DATE ($)       OFF DATE      (months)      (%)      COUPON (%)   SCORE   OLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
1.000                                    82    20,306,399.91             2.65         356      40.14        7.074     610      72.44
1.500                                   510   145,520,020.97            18.97         356      44.71        6.681     680      78.30
1.560                                     1       112,000.00             0.01         357      42.86        5.850     617      80.00
2.000                                   101    27,596,020.79             3.60         356      40.04        7.000     653      81.60
2.500                                     1       503,200.00             0.07         358      58.25        6.500     647      80.00
3.000                                 2,357   570,917,122.50            74.43         357      42.34        6.964     639      77.99
5.000                                     9     2,141,610.45             0.28         357      46.13        6.776     672      70.63
------------------------------------------------------------------------------------------------------------------------------------
Total:                                3,061   767,096,374.62           100.00         357      42.67        6.913     646      78.01
------------------------------------------------------------------------------------------------------------------------------------


                 Periodic Rate Cap of the Adjustable Rate Loans
                 ----------------------------------------------

                                                PRINCIPAL      % OF PRINCIPAL   REMAINING                                   Weighted
                                  NUMBER OF     BALANCE AS       BALANCE AS      TERM TO    DEBT-T0-                        Average
PERIODIC RATE                     MORTGAGE     OF THE CUT-      OF THE CUT-     MATURITY     INCOME      GROSS      FICO    Combined
CAP (%)                             LOANS      OFF DATE ($)       OFF DATE      (months)      (%)      COUPON (%)   SCORE   OLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
1.000                                 1,622   410,325,835.12            53.49         357      42.53        6.821     649      78.04
1.500                                   906   226,630,968.04            29.54         356      43.75        6.894     669      78.53
2.000                                   532   129,956,527.13            16.94         357      41.24        7.237     600      77.03
5.000                                     1       183,044.33             0.02         356      43.19        7.450     559      90.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                3,061   767,096,374.62           100.00         357      42.67        6.913     646      78.01
------------------------------------------------------------------------------------------------------------------------------------


[BARCLAYS CAPITAL LOGO]                              COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2006-CB1
--------------------------------------------------------------------------------

                      DESCRIPTION OF THE GROUP I COLLATERAL

                               Collateral Summary
                               ------------------

Statistics given below are for the Mortgage Loans in the pool as of the Cut-off Date. Balances and percentages are based on the Cut-off Date scheduled balances of such Mortgage Loans.


                                                  Summary
                                                 Statistics          Range (if applicable)
                                                 ----------          ---------------------

Number of Mortgage Loans                                1,947

Aggregate Current Principal Balance           $386,575,725.54
Average Current Principal Balance                 $198,549.42        $21,750.97 to $538,041.63

Aggregate Original Principal Balance          $387,120,730.71
Average Original Principal Balance                $198,829.34        $21,800.00 to $539,000.00

Fully Amortizing Mortgage Loans                        93.71%

1st Lien                                               98.92%

Weighted Avg. Gross Coupon                             7.149%                4.625% to 13.990%

Weighted Avg. Original Term (months)                      357                       120 to 360
Weighted Avg. Remaining Term (months)                     354                       118 to 359

Weighted Avg. Margin(ARM Loans Only)                   6.090%                2.490% to 11.375%

Weighted Avg. Maximum Rate (ARM Loans Only)           13.593%               10.500% to 19.375%

Weighted Avg. Minimum Rate (ARM Loans Only)            5.533%                0.000% to 12.375%

Weighted Avg. Combined Original LTV                    76.68%                 8.57% to 100.05%

Weighted Avg. Borrower FICO Score                         622                       481 to 829

Fixed Rate Mortage Loans                                9.76%
Adjustable Rate Mortgage Loans                         90.24%

Prepayment Charges                                     87.11%

Seller-Financed Loans                                  0.00%

Geographic Distribution (Top 5)                   CA   39.97%
                                                  FL   11.96%

                                                  AZ    9.48%
                                                  NV    4.97%
                                                  IL    4.72%


[BARCLAYS CAPITAL LOGO]                              COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2006-CB1
--------------------------------------------------------------------------------


                      DESCRIPTION OF THE GROUP I COLLATERAL

                                 Collateral Type
                                 ---------------

                                                PRINCIPAL      % OF PRINCIPAL   REMAINING                                   Weighted
                                  NUMBER OF     BALANCE AS       BALANCE AS      TERM TO    DEBT-T0-                        Average
                                  MORTGAGE     OF THE CUT-      OF THE CUT-     MATURITY     INCOME      GROSS      FICO    Combined
COLLATERAL TYPE                     LOANS      OFF DATE ($)       OFF DATE      (months)      (%)      COUPON (%)   SCORE   OLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
1 YR/6MO LIB                             20     4,883,703.54             1.26         357      37.54        7.127     618      83.49
2 YR/6MO LIB                            786   161,211,498.03            41.70         357      41.33        7.368     593      76.33
2 YR/6MO LIB - BALLOON 15/30             15       562,074.51             0.15         177      45.65       10.387     687     100.00
2 YR/6MO LIB - BALLOON 30/40             79    16,299,026.10             4.22         357      45.49        7.464     632      78.97
2 YR/6MO LIB - IO                       548   123,859,492.17            32.04         357      43.25        6.803     648      77.17
3 YR/6MO LIB                             79    14,464,053.99             3.74         357      40.38        7.334     618      76.34
3 YR/6MO LIB - BALLOON 30/40             12     2,804,615.34             0.73         357      44.49        7.134     631      80.40
3 YR/6MO LIB - IO                        90    16,970,355.53             4.39         357      40.26        6.640     667      78.29
5 YR/6MO LIB                              8     1,428,841.39             0.37         357      38.51        6.822     621      73.93
5 YR/6MO LIB - IO                        23     4,715,927.50             1.22         357      38.56        6.371     698      69.65
6 MO LIB                                  4     1,206,286.45             0.31         356      43.30        7.165     614      82.66
6 MO LIB - IO                             2       449,952.00             0.12         355      36.11        4.758     755      73.66
BALLOON 15/30                            85     3,364,681.16             0.87         176      43.11       10.398     660      99.76
BALLOON 30/40                             7     1,272,696.59             0.33         357      40.95        7.339     618      72.10
FIXED RATE                              183    31,862,237.77             8.24         341      41.06        7.183     621      71.75
FIXED RATE - IO                           6     1,220,283.47             0.32         357      40.80        7.039     670      73.94
------------------------------------------------------------------------------------------------------------------------------------
Total:                                1,947   386,575,725.54           100.00         354      41.97        7.149     622      76.68
------------------------------------------------------------------------------------------------------------------------------------


[BARCLAYS CAPITAL LOGO]                              COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2006-CB1
--------------------------------------------------------------------------------


                      DESCRIPTION OF THE GROUP I COLLATERAL

                    Principal Balance as of the Cut-Off Date
                    ----------------------------------------

                                                PRINCIPAL      % OF PRINCIPAL   REMAINING                                   Weighted
RANGE OF PRINCIPAL BALANCES AS    NUMBER OF     BALANCE AS       BALANCE AS      TERM TO    DEBT-T0-                        Average
OF THE                            MORTGAGE     OF THE CUT-      OF THE CUT-     MATURITY     INCOME      GROSS      FICO    Combined
CUT-OFF DATE ($)                    LOANS      OFF DATE ($)       OFF DATE      (months)      (%)      COUPON (%)   SCORE   OLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 25,000.00                          2        46,728.71             0.01         260      42.66       10.402     671     100.00
25,000.01 - 50,000.00                    90     3,269,167.69             0.85         181      43.54       10.347     665      99.88
50,000.01 - 100,000.00                  109     9,002,673.77             2.33         339      37.78        7.706     638      70.57
100,000.01 - 150,000.00                 361    46,129,151.48            11.93         354      40.38        7.198     635      75.57
150,000.01 - 200,000.00                 472    83,054,440.59            21.48         355      41.66        7.163     625      76.36
200,000.01 - 250,000.00                 393    88,543,195.08            22.90         357      42.21        7.134     615      75.53
250,000.01 - 300,000.00                 281    76,945,214.98            19.90         356      42.36        7.141     608      77.11
300,000.01 - 350,000.00                 197    63,691,520.52            16.48         355      42.83        6.988     624      79.22
350,000.01 - 400,000.00                  35    12,674,796.53             3.28         357      43.88        6.727     655      75.41
400,000.01 - 450,000.00                   4     1,673,195.81             0.43         356      44.66        6.521     582      66.54
450,000.01 - 500,000.00                   1       497,598.75             0.13         357      52.09        7.350     708      75.00
500,000.01 - 550,000.00                   2     1,048,041.63             0.27         358      33.15        6.790     744      74.50
------------------------------------------------------------------------------------------------------------------------------------
Total:                                1,947   386,575,725.54           100.00         354      41.97        7.149     622      76.68
------------------------------------------------------------------------------------------------------------------------------------


                           Remaining Term to Maturity
                           --------------------------

                                                PRINCIPAL      % OF PRINCIPAL   REMAINING                                   Weighted
                                  NUMBER OF     BALANCE AS       BALANCE AS      TERM TO    DEBT-T0-                        Average
                                  MORTGAGE     OF THE CUT-      OF THE CUT-     MATURITY     INCOME      GROSS      FICO    Combined
RANGE OF REMAINING TERMS (MONTHS)   LOANS      OFF DATE ($)       OFF DATE      (months)      (%)      COUPON (%)   SCORE   OLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
61 - 120                                  1       115,726.60             0.03         118      41.90        8.140     673      90.00
121 - 180                               116     6,497,200.62             1.68         177      41.81        9.183     654      86.36
181 - 240                                 2       169,200.07             0.04         236      49.06        8.201     630      92.29
301 - 360                             1,828   379,793,598.25            98.25         357      41.97        7.114     622      76.51
------------------------------------------------------------------------------------------------------------------------------------
Total:                                1,947   386,575,725.54           100.00         354      41.97        7.149     622      76.68
------------------------------------------------------------------------------------------------------------------------------------


                            Mortgage Loan Age Summary
                            -------------------------

                                                PRINCIPAL      % OF PRINCIPAL   REMAINING                                   Weighted
                                  NUMBER OF     BALANCE AS       BALANCE AS      TERM TO    DEBT-T0-                        Average
                                  MORTGAGE     OF THE CUT-      OF THE CUT-     MATURITY     INCOME      GROSS      FICO    Combined
RANGE OF LOAN AGES (MONTHS)         LOANS      OFF DATE ($)       OFF DATE      (months)      (%)      COUPON (%)   SCORE   OLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
1-6                                   1,927   383,797,980.80            99.28         354      41.99        7.148     622      76.65
7-12                                     20     2,777,744.74             0.72         337      38.99        7.371     625      81.53
------------------------------------------------------------------------------------------------------------------------------------
Total:                                1,947   386,575,725.54           100.00         354      41.97        7.149     622      76.68
------------------------------------------------------------------------------------------------------------------------------------


[BARCLAYS CAPITAL LOGO]                              COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2006-CB1
--------------------------------------------------------------------------------


                      DESCRIPTION OF THE GROUP I COLLATERAL

                                  Gross Coupons
                                  -------------

                                                PRINCIPAL      % OF PRINCIPAL   REMAINING                                   Weighted
RANGE OF                          NUMBER OF     BALANCE AS       BALANCE AS      TERM TO    DEBT-T0-                        Average
GROSS COUPONS                     MORTGAGE     OF THE CUT-      OF THE CUT-     MATURITY     INCOME      GROSS      FICO    Combined
(%)                                 LOANS      OFF DATE ($)       OFF DATE      (months)      (%)      COUPON (%)   SCORE   OLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
4.500 - 4.999                             1       330,000.00             0.09         355      32.22        4.625     760      71.74
5.000 - 5.499                            16     3,586,961.74             0.93         356      39.10        5.373     670      62.19
5.500 - 5.999                           131    28,205,958.15             7.30         355      40.46        5.854     663      71.66
6.000 - 6.499                           284    62,123,364.32            16.07         356      42.03        6.290     645      72.39
6.500 - 6.999                           516   109,118,575.55            28.23         356      42.32        6.761     631      75.97
7.000 - 7.499                           302    62,440,986.14            16.15         356      42.30        7.252     618      78.67
7.500 - 7.999                           305    63,147,558.19            16.34         356      41.85        7.747     602      80.55
8.000 - 8.499                           130    23,720,975.78             6.14         355      41.60        8.219     584      77.05
8.500 - 8.999                           105    19,753,094.48             5.11         356      42.17        8.776     579      80.56
9.000 - 9.499                            29     5,224,578.72             1.35         345      42.78        9.214     577      77.47
9.500 - 9.999                            60     5,347,311.61             1.38         307      42.16        9.735     595      83.09
10.000 - 10.499                          18     1,166,657.04             0.30         265      40.21       10.144     608      90.46
10.500 - 10.999                          30     1,306,407.62             0.34         198      44.06       10.847     628      97.83
11.000 - 11.499                           9       496,267.37             0.13         265      39.89       11.174     595      86.94
11.500 - 11.999                           5       214,290.89             0.06         236      40.69       11.714     614      95.98
12.000 - 12.499                           5       366,267.81             0.09         280      41.77       12.086     565      61.27
13.500 - 13.999                           1        26,470.13             0.01         174      44.17       13.990     613      99.99
------------------------------------------------------------------------------------------------------------------------------------
Total:                                1,947   386,575,725.54           100.00         354      41.97        7.149     622      76.68
------------------------------------------------------------------------------------------------------------------------------------


                     Combined Original Loan-to-Value Ratios
                     --------------------------------------

                                                PRINCIPAL      % OF PRINCIPAL   REMAINING                                   Weighted
RANGE OF COMBINED ORIGINAL        NUMBER OF     BALANCE AS       BALANCE AS      TERM TO    DEBT-T0-                        Average
LOAN-TO-VALUE                     MORTGAGE     OF THE CUT-      OF THE CUT-     MATURITY     INCOME      GROSS      FICO    Combined
RATIOS (%)                          LOANS      OFF DATE ($)       OFF DATE      (months)      (%)      COUPON (%)   SCORE   OLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 25.00                              7       586,360.45             0.15         357      31.10        6.984     592      20.40
25.01 - 30.00                             6       904,255.69             0.23         357      31.55        6.808     590      27.67
30.01 - 35.00                            14     2,381,372.26             0.62         357      39.67        7.100     597      33.13
35.01 - 40.00                            19     3,071,407.06             0.79         337      43.26        6.707     599      37.01
40.01 - 45.00                            29     4,773,053.71             1.23         351      36.18        7.116     581      42.68
45.01 - 50.00                            33     5,760,177.32             1.49         346      38.63        6.922     583      47.89
50.01 - 55.00                            49     8,940,403.42             2.31         357      41.61        7.049     583      53.15
55.01 - 60.00                            93    18,971,218.51             4.91         356      41.38        7.018     583      57.70
60.01 - 65.00                           119    26,770,341.46             6.92         355      41.45        6.822     592      63.34
65.01 - 70.00                           173    38,554,686.88             9.97         355      40.13        7.195     581      68.47
70.01 - 75.00                           131    29,021,919.30             7.51         355      40.95        7.085     595      73.66
75.01 - 80.00                           639   129,554,385.24            33.51         357      43.22        6.856     656      79.76
80.01 - 85.00                           154    34,995,799.20             9.05         357      41.25        7.328     613      84.46
85.01 - 90.00                           237    49,808,550.82            12.88         355      42.73        7.513     620      89.68
90.01 - 95.00                            94    20,249,644.79             5.24         355      42.07        7.678     631      94.60
95.01 - 100.00                          149    12,195,685.74             3.15         296      43.13        8.663     677      99.80
100.01 - 105.00                           1        36,463.69             0.01         177      47.02       11.375     675     100.05
------------------------------------------------------------------------------------------------------------------------------------
Total:                                1,947   386,575,725.54           100.00         354      41.97        7.149     622      76.68
------------------------------------------------------------------------------------------------------------------------------------


[BARCLAYS CAPITAL LOGO]                              COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2006-CB1
--------------------------------------------------------------------------------


                      DESCRIPTION OF THE GROUP I COLLATERAL

                                   FICO Score
                                   ----------

                                                PRINCIPAL      % OF PRINCIPAL   REMAINING                                   Weighted
                                  NUMBER OF     BALANCE AS       BALANCE AS      TERM TO    DEBT-T0-                        Average
                                  MORTGAGE     OF THE CUT-      OF THE CUT-     MATURITY     INCOME      GROSS      FICO    Combined
RANGE OF FICO SCORES                LOANS      OFF DATE ($)       OFF DATE      (months)      (%)      COUPON (%)   SCORE   OLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
450 - 499                                 2       295,516.14             0.08         357      42.67        7.995     489      75.00
500 - 519                                82    16,123,347.03             4.17         353      42.24        8.053     511      65.53
520 - 539                               126    27,099,394.82             7.01         356      41.14        7.743     530      67.59
540 - 559                               155    32,462,289.43             8.40         357      41.37        7.497     550      72.17
560 - 579                               181    40,533,884.29            10.49         356      41.06        7.270     569      75.89
580 - 599                               183    38,562,039.63             9.98         356      41.68        7.056     590      74.63
600 - 619                               194    40,223,935.17            10.41         354      42.12        7.159     609      76.78
620 - 639                               248    46,665,201.71            12.07         350      42.59        7.142     629      78.84
640 - 659                               208    38,497,972.47             9.96         353      42.41        7.005     649      81.01
660 - 679                               140    26,549,757.52             6.87         353      41.92        6.860     669      79.28
680 - 699                               122    23,173,461.49             5.99         353      42.19        6.864     689      81.44
700 - 719                               105    18,504,121.68             4.79         350      43.16        6.746     709      80.39
720 - 739                                78    14,529,277.20             3.76         353      41.73        6.915     728      81.37
740 - 759                                68    12,356,856.38             3.20         352      44.12        6.810     750      83.08
760 - 779                                36     6,654,725.59             1.72         356      42.82        6.412     768      80.81
780 - 799                                15     3,626,778.14             0.94         340      35.24        6.276     787      71.95
800 - 819                                 3       623,736.87             0.16         357      49.97        6.411     802      87.69
820 - 839                                 1        93,429.98             0.02         358      15.19        6.490     829      90.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                1,947   386,575,725.54           100.00         354      41.97        7.149     622      76.68
------------------------------------------------------------------------------------------------------------------------------------


                              Debt-to-Income Ratio
                              --------------------

                                                PRINCIPAL      % OF PRINCIPAL   REMAINING                                   Weighted
                                  NUMBER OF     BALANCE AS       BALANCE AS      TERM TO    DEBT-T0-                        Average
RANGE OF DEBT-TO-INCOME           MORTGAGE     OF THE CUT-      OF THE CUT-     MATURITY     INCOME      GROSS      FICO    Combined
RATIOS (%)                          LOANS      OFF DATE ($)       OFF DATE      (months)      (%)      COUPON (%)   SCORE   OLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 20.00                             42     8,277,116.08             2.14         352      13.57        7.061     618      70.80
20.01 - 25.00                            53     9,096,308.24             2.35         351      23.19        7.397     612      75.53
25.01 - 30.00                           114    20,793,855.64             5.38         353      27.96        7.010     617      71.73
30.01 - 35.00                           195    37,401,934.29             9.68         355      32.77        7.095     626      75.92
35.01 - 40.00                           292    58,152,599.38            15.04         355      37.79        7.100     615      76.18
40.01 - 45.00                           455    89,778,373.39            23.22         354      42.65        7.220     623      77.27
45.01 - 50.00                           557   113,430,069.87            29.34         354      47.57        7.156     626      78.03
50.01 - 55.00                           174    36,221,230.28             9.37         353      52.54        7.056     621      76.16
55.01 >=                                 65    13,424,238.37             3.47         355      57.19        7.344     627      79.11
------------------------------------------------------------------------------------------------------------------------------------
Total:                                1,947   386,575,725.54           100.00         354      41.97        7.149     622      76.68
------------------------------------------------------------------------------------------------------------------------------------


[BARCLAYS CAPITAL LOGO]                              COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2006-CB1
--------------------------------------------------------------------------------


                      DESCRIPTION OF THE GROUP I COLLATERAL

                             Geographic Distribution
                             -----------------------

                                                PRINCIPAL      % OF PRINCIPAL   REMAINING                                   Weighted
                                  NUMBER OF     BALANCE AS       BALANCE AS      TERM TO    DEBT-T0-                        Average
                                  MORTGAGE     OF THE CUT-      OF THE CUT-     MATURITY     INCOME      GROSS      FICO    Combined
STATE                               LOANS      OFF DATE ($)       OFF DATE      (months)      (%)      COUPON (%)   SCORE   OLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
California                              639   154,501,909.77            39.97         354      42.42        6.923     617      71.89
Florida                                 260    46,222,378.43            11.96         355      41.06        7.401     613      78.72
Arizona                                 209    36,666,598.99             9.48         355      41.16        7.131     637      79.90
Nevada                                  105    19,207,288.33             4.97         355      43.06        7.062     641      80.39
Illinois                                 95    18,227,917.62             4.72         352      40.87        7.692     615      81.97
Washington                               83    16,046,442.04             4.15         354      41.83        6.969     652      81.10
Virginia                                 60    12,020,525.22             3.11         352      40.60        7.599     595      81.65
Maryland                                 51    11,471,814.34             2.97         356      43.26        7.028     621      78.13
Oregon                                   48     7,689,112.83             1.99         354      44.36        6.971     650      77.60
Colorado                                 42     7,265,330.29             1.88         353      44.32        7.135     628      82.97
New York                                 26     6,864,453.26             1.78         353      43.34        6.987     583      69.32
Massachusetts                            22     5,115,314.42             1.32         354      38.21        7.082     610      75.79
Minnesota                                19     3,455,015.89             0.89         351      42.43        7.290     629      86.45
Connecticut                              22     3,397,499.79             0.88         347      43.17        7.783     625      75.39
Missouri                                 28     3,393,838.91             0.88         352      41.95        7.858     644      83.71
Utah                                     25     3,382,205.58             0.87         352      41.40        6.787     650      79.43
New Jersey                               14     3,093,594.46             0.80         357      42.81        7.373     598      74.85
Michigan                                 18     2,619,821.00             0.68         355      43.56        7.487     647      85.83
Pennsylvania                             17     2,346,910.76             0.61         348      38.26        7.073     619      79.97
Georgia                                  15     2,127,403.30             0.55         356      38.39        7.069     644      81.51
Indiana                                  15     2,092,016.94             0.54         349      37.67        7.606     630      85.72
Tennessee                                15     1,943,032.44             0.50         358      38.94        7.680     638      83.18
Wisconsin                                10     1,531,138.94             0.40         350      45.18        7.754     653      80.23
North Carolina                            7     1,205,747.34             0.31         338      45.46        7.393     629      88.51
Delaware                                  6     1,180,406.11             0.31         357      44.60        7.110     577      75.61
Ohio                                      8     1,177,161.27             0.30         329      43.70        7.805     654      90.15
District of Columbia                      6     1,111,272.89             0.29         358      39.82        8.003     579      69.82
Louisiana                                 8     1,068,825.19             0.28         338      35.85        7.183     660      80.31
Mississippi                               7     1,010,192.05             0.26         357      40.17        8.162     604      91.86
New Hampshire                             5       932,107.28             0.24         352      40.96        8.004     582      76.12
South Carolina                            5       903,112.31             0.23         358      44.39        7.750     575      71.68
Arkansas                                  7       824,271.21             0.21         357      41.95        8.112     639      89.14
New Mexico                                4       794,300.13             0.21         358      42.63        8.742     578      72.91
Texas                                    11       793,896.21             0.21         285      41.71        8.811     684      89.24
Rhode Island                              4       789,316.19             0.20         337      48.42        8.025     717      85.31
Kentucky                                  7       770,500.93             0.20         358      40.19        7.425     634      84.53
Alaska                                    3       718,218.45             0.19         357      44.05        6.998     661      82.05
Idaho                                     6       638,977.49             0.17         357      40.15        8.081     602      79.40
Maine                                     3       401,737.42             0.10         339      44.52        7.179     580      84.51
Alabama                                   3       393,761.14             0.10         358      29.47        7.418     721      78.95
Kansas                                    2       374,346.82             0.10         358      44.94        8.566     667      83.36
Nebraska                                  3       325,850.72             0.08         357      37.90        6.922     640      80.05
West Virginia                             1       223,000.00             0.06         356      30.70        6.450     570      67.58
Oklahoma                                  2       221,204.61             0.06         316      28.44        7.836     566      88.38
Montana                                   1        35,956.23             0.01         178      53.11        8.500     715     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                1,947   386,575,725.54           100.00         354      41.97        7.149     622      76.68
------------------------------------------------------------------------------------------------------------------------------------


[BARCLAYS CAPITAL LOGO]                              COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2006-CB1
--------------------------------------------------------------------------------


                      DESCRIPTION OF THE GROUP I COLLATERAL

                                Occupancy Status
                                ----------------

                                                PRINCIPAL      % OF PRINCIPAL   REMAINING                                   Weighted
                                  NUMBER OF     BALANCE AS       BALANCE AS      TERM TO    DEBT-T0-                        Average
OCCUPANCY                         MORTGAGE     OF THE CUT-      OF THE CUT-     MATURITY     INCOME      GROSS      FICO    Combined
STATUS                              LOANS      OFF DATE ($)       OFF DATE      (months)      (%)      COUPON (%)   SCORE   OLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied                        1,791   354,065,333.04            91.59         354      42.31        7.131     620      76.68
Non-Owner Occupied                      130    27,736,432.31             7.17         356      37.58        7.346     649      75.63
Second Home                              26     4,773,960.19             1.23         357      42.34        7.393     663      82.64
------------------------------------------------------------------------------------------------------------------------------------
Total:                                1,947   386,575,725.54           100.00         354      41.97        7.149     622      76.68
------------------------------------------------------------------------------------------------------------------------------------


                               Documentation Type
                               ------------------

                                                PRINCIPAL      % OF PRINCIPAL   REMAINING                                   Weighted
                                  NUMBER OF     BALANCE AS       BALANCE AS      TERM TO    DEBT-T0-                        Average
                                  MORTGAGE     OF THE CUT-      OF THE CUT-     MATURITY     INCOME      GROSS      FICO    Combined
DOCUMENTATION TYPE                  LOANS      OFF DATE ($)       OFF DATE      (months)      (%)      COUPON (%)   SCORE   OLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Full                                  1,012   193,355,132.44            50.02         354      41.68        6.988     611      76.50
Stated Income                           748   154,401,201.90            39.94         354      42.44        7.330     634      77.29
None                                    121    24,406,127.78             6.31         348      42.77        7.296     649      73.83
Limited                                  32     7,563,272.81             1.96         356      39.04        7.234     599      76.49
Alternative                              34     6,849,990.61             1.77         358      39.87        7.040     624      78.40
------------------------------------------------------------------------------------------------------------------------------------
Total:                                1,947   386,575,725.54           100.00         354      41.97        7.149     622      76.68
------------------------------------------------------------------------------------------------------------------------------------


                                  Lien Position
                                  -------------

                                                PRINCIPAL      % OF PRINCIPAL   REMAINING                                   Weighted
                                  NUMBER OF     BALANCE AS       BALANCE AS      TERM TO    DEBT-T0-                        Average
                                  MORTGAGE     OF THE CUT-      OF THE CUT-     MATURITY     INCOME      GROSS      FICO    Combined
LIEN POSITION                       LOANS      OFF DATE ($)       OFF DATE      (months)      (%)      COUPON (%)   SCORE   OLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
1st Lien                              1,840   382,390,717.66            98.92         356      41.95        7.114     622      76.43
2nd Lien                                107     4,185,007.88             1.08         183      43.58       10.384     665      99.80
------------------------------------------------------------------------------------------------------------------------------------
Total:                                1,947   386,575,725.54           100.00         354      41.97        7.149     622      76.68
------------------------------------------------------------------------------------------------------------------------------------


                                  Loan Purpose
                                  ------------

                                                PRINCIPAL      % OF PRINCIPAL   REMAINING                                   Weighted
                                  NUMBER OF     BALANCE AS       BALANCE AS      TERM TO    DEBT-T0-                        Average
                                  MORTGAGE     OF THE CUT-      OF THE CUT-     MATURITY     INCOME      GROSS      FICO    Combined
PURPOSE                             LOANS      OFF DATE ($)       OFF DATE      (months)      (%)      COUPON (%)   SCORE   OLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Cash Out                              1,330   284,296,873.61            73.54         355      41.29        7.142     606      74.69
Purchase                                539    87,331,197.93            22.59         351      44.12        7.136     678      82.32
Rate Term Refinance                      78    14,947,654.00             3.87         356      42.28        7.381     604      81.62
------------------------------------------------------------------------------------------------------------------------------------
Total:                                1,947   386,575,725.54           100.00         354      41.97        7.149     622      76.68
------------------------------------------------------------------------------------------------------------------------------------


[BARCLAYS CAPITAL LOGO]                              COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2006-CB1
--------------------------------------------------------------------------------


                      DESCRIPTION OF THE GROUP I COLLATERAL

                                  Property Type
                                  -------------

                                                PRINCIPAL      % OF PRINCIPAL   REMAINING                                   Weighted
                                  NUMBER OF     BALANCE AS       BALANCE AS      TERM TO    DEBT-T0-                        Average
                                  MORTGAGE     OF THE CUT-      OF THE CUT-     MATURITY     INCOME      GROSS      FICO    Combined
PROPERTY TYPE                       LOANS      OFF DATE ($)       OFF DATE      (months)      (%)      COUPON (%)   SCORE   OLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence               1,494   291,337,634.86            75.36         354      42.04        7.170     618      76.42
PUD                                     213    45,517,720.00            11.77         355      42.54        7.094     621      79.81
Two Family                               74    17,410,754.67             4.50         354      40.83        6.981     622      72.25
Condominium                              99    15,971,502.92             4.13         351      43.40        6.895     680      79.25
Four Family                              20     6,184,479.99             1.60         357      39.40        6.998     669      71.19
Condominium - Low Rise                   26     5,461,597.20             1.41         357      38.66        7.540     602      79.67
Three Family                             17     3,917,565.95             1.01         352      37.73        7.708     647      70.98
Condominium - High Rise                   3       708,725.95             0.18         356      44.55        7.336     613      90.30
Manufactured Housing                      1        65,744.00             0.02         346      37.62        7.000     509      85.76
------------------------------------------------------------------------------------------------------------------------------------
Total:                                1,947   386,575,725.54           100.00         354      41.97        7.149     622      76.68
------------------------------------------------------------------------------------------------------------------------------------


                             Prepayment Charge Term
                             ----------------------

                                                PRINCIPAL      % OF PRINCIPAL   REMAINING                                   Weighted
                                  NUMBER OF     BALANCE AS       BALANCE AS      TERM TO    DEBT-T0-                        Average
PREPAYMENT CHARGE                 MORTGAGE     OF THE CUT-      OF THE CUT-     MATURITY     INCOME      GROSS      FICO    Combined
TERM AT ORIGINATION                 LOANS      OFF DATE ($)       OFF DATE      (months)      (%)      COUPON (%)   SCORE   OLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
No Prepayment Penalty                   262    49,828,984.87            12.89         350      41.68        7.569     619      78.14
Less Than 12 Months                       1       398,400.00             0.10         357      42.81        6.750     655      80.00
12 Months                                80    18,173,533.21             4.70         354      41.47        7.330     618      75.05
24 Months                             1,203   245,637,338.18            63.54         356      42.27        7.095     620      77.12
36 Months                               401    72,537,469.28            18.76         350      41.25        7.004     632      74.58
------------------------------------------------------------------------------------------------------------------------------------
Total:                                1,947   386,575,725.54           100.00         354      41.97        7.149     622      76.68
------------------------------------------------------------------------------------------------------------------------------------


                               Conforming Balances
                               -------------------

                                                PRINCIPAL      % OF PRINCIPAL   REMAINING                                   Weighted
                                  NUMBER OF     BALANCE AS       BALANCE AS      TERM TO    DEBT-T0-                        Average
                                  MORTGAGE     OF THE CUT-      OF THE CUT-     MATURITY     INCOME      GROSS      FICO    Combined
CONFORMING BALANCE                  LOANS      OFF DATE ($)       OFF DATE      (months)      (%)      COUPON (%)   SCORE   OLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Conforming Loan Balance               1,947   386,575,725.54           100.00         354      41.97        7.149     622      76.68
------------------------------------------------------------------------------------------------------------------------------------
Total:                                1,947   386,575,725.54           100.00         354      41.97        7.149     622      76.68
------------------------------------------------------------------------------------------------------------------------------------


                               Delinquency Status
                               ------------------

                                                PRINCIPAL      % OF PRINCIPAL   REMAINING                                   Weighted
                                  NUMBER OF     BALANCE AS       BALANCE AS      TERM TO    DEBT-T0-                        Average
                                  MORTGAGE     OF THE CUT-      OF THE CUT-     MATURITY     INCOME      GROSS      FICO    Combined
DELINQUENCY STATUS                  LOANS      OFF DATE ($)       OFF DATE      (months)      (%)      COUPON (%)   SCORE   OLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Current                               1,947   386,575,725.54           100.00         354      41.97        7.149     622      76.68
------------------------------------------------------------------------------------------------------------------------------------
Total:                                1,947   386,575,725.54           100.00         354      41.97        7.149     622      76.68
------------------------------------------------------------------------------------------------------------------------------------


[BARCLAYS CAPITAL LOGO]                              COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2006-CB1
--------------------------------------------------------------------------------


                      DESCRIPTION OF THE GROUP I COLLATERAL

                                   Index Type
                                   ----------

                                                PRINCIPAL      % OF PRINCIPAL   REMAINING                                   Weighted
                                  NUMBER OF     BALANCE AS       BALANCE AS      TERM TO    DEBT-T0-                        Average
                                  MORTGAGE     OF THE CUT-      OF THE CUT-     MATURITY     INCOME      GROSS      FICO    Combined
INDEX TYPE                          LOANS      OFF DATE ($)       OFF DATE      (months)      (%)      COUPON (%)   SCORE   OLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Libor - 6 Month                       1,666   348,855,826.55            90.24         357      42.05        7.115     622      76.94
Fixed Rate                              281    37,719,898.99             9.76         327      41.23        7.470     626      74.33
------------------------------------------------------------------------------------------------------------------------------------
Total:                                1,947   386,575,725.54           100.00         354      41.97        7.149     622      76.68
------------------------------------------------------------------------------------------------------------------------------------


               Maximum Mortgage Rates of the Adjustable Rate Loans
               ---------------------------------------------------

                                                PRINCIPAL      % OF PRINCIPAL   REMAINING                                   Weighted
                                  NUMBER OF     BALANCE AS       BALANCE AS      TERM TO    DEBT-T0-                        Average
RANGE OF MAXIMUM                  MORTGAGE     OF THE CUT-      OF THE CUT-     MATURITY     INCOME      GROSS      FICO    Combined
MORTGAGE RATES (%)                  LOANS      OFF DATE ($)       OFF DATE      (months)      (%)      COUPON (%)   SCORE   OLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
10.500 - 10.999                           9     2,035,604.57             0.58         357      38.46        5.581     695      76.71
11.000 - 11.499                          17     3,515,918.33             1.01         357      40.91        5.653     693      66.36
11.500 - 11.999                          72    14,765,704.79             4.23         357      38.81        5.871     665      71.53
12.000 - 12.499                         145    32,286,382.86             9.25         357      42.49        6.322     649      74.47
12.500 - 12.999                         293    62,713,010.15            17.98         357      42.37        6.611     633      76.40
13.000 - 13.499                         245    53,016,252.44            15.20         357      42.06        6.777     623      74.64
13.500 - 13.999                         339    72,770,152.18            20.86         357      42.77        7.106     618      77.45
14.000 - 14.499                         186    37,528,003.16            10.76         357      42.25        7.508     616      78.91
14.500 - 14.999                         180    37,695,681.23            10.81         357      41.13        7.937     600      82.04
15.000 - 15.499                          67    12,347,794.14             3.54         357      41.79        8.375     579      77.45
15.500 - 15.999                          68    13,584,223.86             3.89         357      42.44        8.854     581      79.71
16.000 - 16.499                          13     2,519,890.59             0.72         357      43.72        9.265     589      78.77
16.500 - 16.999                          17     2,750,066.38             0.79         348      40.64        9.673     567      77.54
17.000 - 17.499                           7       757,809.72             0.22         318      36.16       10.404     571      78.84
17.500 - 17.999                           3       203,568.56             0.06         299      46.22       10.710     587      88.49
18.000 - 18.499                           2       247,280.76             0.07         330      37.02       11.908     545      42.64
19.000 - 19.499                           3       118,482.83             0.03         177      51.92       12.265     634     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                1,666   348,855,826.55           100.00         357      42.05        7.115     622      76.94
------------------------------------------------------------------------------------------------------------------------------------


               Minimum Mortgage Rates of the Adjustable Rate Loans
               ---------------------------------------------------

                                                PRINCIPAL      % OF PRINCIPAL   REMAINING                                   Weighted
                                  NUMBER OF     BALANCE AS       BALANCE AS      TERM TO    DEBT-T0-                        Average
RANGE OF MINIMUM                  MORTGAGE     OF THE CUT-      OF THE CUT-     MATURITY     INCOME      GROSS      FICO    Combined
MORTGAGE RATES (%)                  LOANS      OFF DATE ($)       OFF DATE      (months)      (%)      COUPON (%)   SCORE   OLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
0.000 - 0.499                           417    78,584,484.51            22.53         357      42.23        7.007     648      78.17
4.500 - 4.999                             2       430,710.14             0.12         355      29.97        4.993     723      68.98
5.000 - 5.499                             9     2,245,162.25             0.64         356      39.75        5.360     653      61.89
5.500 - 5.999                            84    19,284,068.74             5.53         357      40.97        5.853     647      70.55
6.000 - 6.499                           185    42,739,434.22            12.25         357      41.69        6.299     631      71.80
6.500 - 6.999                           334    73,871,255.77            21.18         357      42.39        6.770     624      76.96
7.000 - 7.499                           212    46,081,157.86            13.21         357      42.19        7.255     615      78.39
7.500 - 7.999                           220    48,011,860.09            13.76         357      42.17        7.753     598      80.81
8.000 - 8.499                            80    15,230,939.18             4.37         357      41.54        8.208     574      75.65
8.500 - 8.999                            74    14,873,037.98             4.26         357      42.03        8.781     579      79.96
9.000 - 9.499                            16     3,192,837.75             0.92         357      44.53        9.226     589      79.46
9.500 - 9.999                            18     2,983,736.19             0.86         349      41.33        9.679     564      76.17
10.000 - 10.499                           6       546,730.52             0.16         302      37.90       10.116     597      82.53
10.500 - 10.999                           3       203,568.56             0.06         299      46.22       10.710     587      88.49
11.000 - 11.499                           2       247,542.89             0.07         331      33.93       11.183     531      73.81
12.000 - 12.499                           4       329,299.90             0.09         292      41.27       12.095     563      56.92
------------------------------------------------------------------------------------------------------------------------------------
Total:                                1,666   348,855,826.55           100.00         357      42.05        7.115     622      76.94
------------------------------------------------------------------------------------------------------------------------------------


[BARCLAYS CAPITAL LOGO]                              COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2006-CB1
--------------------------------------------------------------------------------


                      DESCRIPTION OF THE GROUP I COLLATERAL

                   Gross Margins of the Adjustable Rate Loans
                   ------------------------------------------

                                                PRINCIPAL      % OF PRINCIPAL   REMAINING                                   Weighted
                                  NUMBER OF     BALANCE AS       BALANCE AS      TERM TO    DEBT-T0-                        Average
RANGE OF GROSS                    MORTGAGE     OF THE CUT-      OF THE CUT-     MATURITY     INCOME      GROSS      FICO    Combined
MARGINS (%)                         LOANS      OFF DATE ($)       OFF DATE      (months)      (%)      COUPON (%)   SCORE   OLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
2.250 - 2.499                             1       357,000.00             0.10         357      45.10        6.550     588      69.86
2.750 - 2.999                             5     1,269,978.57             0.36         356      41.15        6.083     676      78.85
3.250 - 3.499                             1       322,497.84             0.09         354      45.44        7.375     723      90.00
3.750 - 3.999                            16     3,231,572.20             0.93         357      41.37        7.135     621      77.11
4.000 - 4.249                             9     1,717,588.88             0.49         357      46.13        6.686     652      76.28
4.250 - 4.499                            11     2,442,135.96             0.70         357      38.37        6.704     629      79.95
4.500 - 4.749                            24     4,739,097.00             1.36         357      37.12        5.873     710      72.63
4.750 - 4.999                            34     7,084,405.96             2.03         356      44.19        6.185     668      74.98
5.000 - 5.249                            75    14,938,238.13             4.28         357      41.32        6.171     687      74.88
5.250 - 5.499                           133    27,772,883.97             7.96         357      42.46        6.476     666      77.98
5.500 - 5.749                           104    22,493,517.11             6.45         357      41.19        6.867     635      76.99
5.750 - 5.999                           416    92,454,569.62            26.50         357      41.40        7.189     602      77.07
6.000 - 6.249                           233    49,784,629.35            14.27         357      43.10        6.851     644      75.43
6.250 - 6.499                           136    28,468,332.67             8.16         357      41.57        7.109     622      76.15
6.500 - 6.749                           117    24,003,737.96             6.88         357      42.18        7.400     592      76.19
6.750 - 6.999                           137    28,522,199.41             8.18         357      41.78        7.406     596      77.77
7.000 - 7.249                            71    14,552,500.85             4.17         357      43.80        7.750     607      79.66
7.250 - 7.499                            37     7,726,991.37             2.21         357      42.91        8.106     583      75.99
7.500 - 7.749                            42     7,896,969.33             2.26         356      42.87        8.251     578      79.98
7.750 - 7.999                            13     2,201,319.25             0.63         357      41.57        8.666     562      75.72
8.000 - 8.249                            15     2,419,450.14             0.69         357      43.50        8.859     570      80.80
8.250 - 8.499                             9     1,733,634.86             0.50         357      46.09        9.205     591      82.69
8.500 - 8.749                             8     1,233,043.15             0.35         353      43.02        9.290     574      82.57
8.750 - 8.999                             6       569,556.97             0.16         323      41.12        9.991     622      93.12
9.000 - 9.249                             5       465,452.23             0.13         306      50.06        9.763     599      89.25
9.250 - 9.499                             2       233,654.50             0.07         329      50.34        9.753     585      91.54
9.500 - 9.749                             2        65,922.75             0.02         177      38.54       10.625     665     100.00
10.250 - 10.499                           1        36,463.69             0.01         177      47.02       11.375     675     100.05
10.750 - 10.999                           1        31,974.48             0.01         177      57.80       12.375     634     100.00
11.000 - 11.249                           1        51,935.96             0.01         176      52.69       12.125     638     100.00
11.250 - 11.499                           1        34,572.39             0.01         177      45.33       12.375     629     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                1,666   348,855,826.55           100.00         357      42.05        7.115     622      76.94
------------------------------------------------------------------------------------------------------------------------------------


[BARCLAYS CAPITAL LOGO]                              COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2006-CB1
--------------------------------------------------------------------------------


                      DESCRIPTION OF THE GROUP I COLLATERAL

             Next Rate Adjustment Date of the Adjustable Rate Loans
             ------------------------------------------------------

                                                PRINCIPAL      % OF PRINCIPAL   REMAINING                                   Weighted
                                  NUMBER OF     BALANCE AS       BALANCE AS      TERM TO    DEBT-T0-                        Average
NEXT RATE ADJUSTMENT              MORTGAGE     OF THE CUT-      OF THE CUT-     MATURITY     INCOME      GROSS      FICO    Combined
DATE                                LOANS      OFF DATE ($)       OFF DATE      (months)      (%)      COUPON (%)   SCORE   OLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Feb-06                                    1       330,000.00             0.09         355      32.22        4.625     760      71.74
Mar-06                                    3       813,231.38             0.23         356      44.88        6.751     637      75.88
Apr-06                                    2       513,007.07             0.15         357      41.61        7.345     606      92.55
Aug-06                                    2       654,673.40             0.19         355      38.96        7.299     632      93.26
Sep-06                                    2       480,821.83             0.14         356      41.52        7.249     603      89.09
Oct-06                                   10     2,557,376.08             0.73         357      39.19        6.989     610      84.49
Nov-06                                    6     1,190,832.23             0.34         358      31.60        7.281     635      73.69
Mar-07                                    1       312,652.78             0.09         350      14.95        7.625     531      69.08
Apr-07                                    4       497,260.29             0.14         351      39.44        7.174     629      85.39
Jun-07                                    1       240,832.57             0.07         353      36.67        6.150     616      32.33
Jul-07                                   14     2,977,155.51             0.85         354      45.66        6.785     622      79.91
Aug-07                                   76    17,042,798.43             4.89         355      43.61        7.097     608      78.62
Sep-07                                  207    46,809,921.48            13.42         356      41.50        6.966     618      77.49
Oct-07                                  664   143,923,618.38            41.26         357      42.80        7.087     616      76.45
Nov-07                                  460    89,967,981.23            25.79         357      41.88        7.360     623      76.87
Dec-07                                    1       159,870.14             0.05         359      33.01        7.050     658      67.80
Jul-08                                    1       154,521.06             0.04         354      31.70        9.375     739     100.00
Aug-08                                   11     2,320,308.82             0.67         355      42.02        6.989     628      77.40
Sep-08                                   18     4,199,122.95             1.20         356      38.38        6.635     615      73.61
Oct-08                                   94    17,911,719.35             5.13         357      40.26        7.065     635      77.01
Nov-08                                   56     9,359,863.76             2.68         358      42.07        6.907     675      80.25
Dec-08                                    1       293,488.92             0.08         359      46.50        7.025     648      80.00
Jul-10                                    1       100,710.14             0.03         354      22.59        6.200     602      59.94
Aug-10                                    2       506,977.50             0.15         355      46.31        5.922     689      51.10
Sep-10                                    2       394,345.83             0.11         356      39.76        5.745     726      43.81
Oct-10                                   12     2,848,581.99             0.82         357      38.06        6.410     669      73.53
Nov-10                                   14     2,294,153.43             0.66         358      37.93        6.817     687      76.46
------------------------------------------------------------------------------------------------------------------------------------
Total:                                1,666   348,855,826.55           100.00         357      42.05        7.115     622      76.94
------------------------------------------------------------------------------------------------------------------------------------


             Initial Periodic Rate Cap of the Adjustable Rate Loans
             ------------------------------------------------------

                                                PRINCIPAL      % OF PRINCIPAL   REMAINING                                   Weighted
                                  NUMBER OF     BALANCE AS       BALANCE AS      TERM TO    DEBT-T0-                        Average
INITIAL PERIODIC RATE             MORTGAGE     OF THE CUT-      OF THE CUT-     MATURITY     INCOME      GROSS      FICO    Combined
CAP (%)                             LOANS      OFF DATE ($)       OFF DATE      (months)      (%)      COUPON (%)   SCORE   OLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
1.000                                    53    12,267,413.30             3.52         356      39.58        7.133     598      71.72
1.500                                   168    37,722,050.76            10.81         357      44.37        6.871     655      74.77
1.560                                     1       112,000.00             0.03         357      42.86        5.850     617      80.00
2.000                                    52    12,160,500.88             3.49         357      39.91        7.112     639      82.31
3.000                                 1,388   285,691,543.45            81.89         357      41.91        7.149     617      77.25
5.000                                     4       902,318.16             0.26         357      49.75        6.519     690      65.69
------------------------------------------------------------------------------------------------------------------------------------
Total:                                1,666   348,855,826.55           100.00         357      42.05        7.115     622      76.94
------------------------------------------------------------------------------------------------------------------------------------


                 Periodic Rate Cap of the Adjustable Rate Loans
                 ----------------------------------------------

                                                PRINCIPAL      % OF PRINCIPAL   REMAINING                                   Weighted
                                  NUMBER OF     BALANCE AS       BALANCE AS      TERM TO    DEBT-T0-                        Average
PERIODIC RATE                     MORTGAGE     OF THE CUT-      OF THE CUT-     MATURITY     INCOME      GROSS      FICO    Combined
CAP (%)                             LOANS      OFF DATE ($)       OFF DATE      (months)      (%)      COUPON (%)   SCORE   OLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
1.000                                   909   186,761,169.05            53.54         357      42.07        6.996     626      76.78
1.500                                   396    79,685,674.28            22.84         355      43.09        7.124     646      76.74
2.000                                   360    82,225,938.89            23.57         357      40.98        7.376     589      77.47
5.000                                     1       183,044.33             0.05         356      43.19        7.450     559      90.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                1,666   348,855,826.55           100.00         357      42.05        7.115     622      76.94
------------------------------------------------------------------------------------------------------------------------------------


[BARCLAYS CAPITAL LOGO]                              COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2006-CB1
--------------------------------------------------------------------------------

                     DESCRIPTION OF THE GROUP II COLLATERAL

                               Collateral Summary
                               ------------------

Statistics given below are for the Mortgage Loans in the pool as of the Cut-off Date. Balances and percentages are based on the Cut-off Date scheduled balances of such Mortgage Loans.


                                                  Summary
                                                 Statistics          Range (if applicable)
                                                 ----------          ---------------------

Number of Mortgage Loans                                1,693

Aggregate Current Principal Balance           $460,891,181.84
Average Current Principal Balance                 $272,233.42      $15,402.63 to $1,172,587.36

Aggregate Original Principal Balance          $461,405,057.68
Average Original Principal Balance                $272,536.95      $15,513.58 to $1,174,937.00

Fully Amortizing Mortgage Loans                        93.27%

1st Lien                                               98.75%

Weighted Avg. Gross Coupon                             6.799%                5.000% to 14.500%

Weighted Avg. Original Term (months)                      357                        96 to 360
Weighted Avg. Remaining Term (months)                     354                        78 to 358

Weighted Avg. Margin(ARM Loans Only)                   5.888%                2.140% to 10.625%

Weighted Avg. Maximum Rate (ARM Loans Only)           13.231%               10.500% to 18.625%

Weighted Avg. Minimum Rate (ARM Loans Only)            5.057%                0.000% to 11.625%

Weighted Avg. Combined Original LTV                    78.71%                16.39% to 111.64%

Weighted Avg. Borrower FICO Score                         663                       457 to 811

Fixed Rate Mortgage Loans                               9.25%
Adjustable Rate Mortgage Loans                         90.75%

Prepayment Charges                                     92.62%

Seller-Financed Loans                                   0.49%

Geographic Distribution (Top 5)                   CA   66.64%
                                                  FL    8.50%
                                                  AZ    4.53%
                                                  NV    4.08%
                                                  WA    2.40%


[BARCLAYS CAPITAL LOGO]                              COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2006-CB1
--------------------------------------------------------------------------------


                     DESCRIPTION OF THE GROUP II COLLATERAL

                                 Collateral Type
                                 ---------------

                                                PRINCIPAL      % OF PRINCIPAL   REMAINING                                   Weighted
                                  NUMBER OF     BALANCE AS       BALANCE AS      TERM TO    DEBT-T0-                        Average
                                  MORTGAGE     OF THE CUT-      OF THE CUT-     MATURITY     INCOME      GROSS      FICO    Combined
COLLATERAL TYPE                     LOANS      OFF DATE ($)       OFF DATE      (months)      (%)      COUPON (%)   SCORE   OLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
1 YR TREASURY                             1        79,437.94             0.02         341      47.21       10.875     475      80.00
1 YR/6MO LIB                              7     1,897,337.67             0.41         358      41.13        7.831     578      82.36
1 YR/6MO LIB - IO                         2       764,250.00             0.17         356      34.23        6.943     713      75.00
10 YR/6MO LIB - IO                        1       125,552.00             0.03         358         --        7.750     732      80.00
2 YR/6MO LIB                            343    90,107,821.40            19.55         356      41.59        7.032     619      76.56
2 YR/6MO LIB - BALLOON 15/30             13       544,515.74             0.12         177      40.37        9.828     685      93.67
2 YR/6MO LIB - BALLOON 30/40             70    20,088,037.66             4.36         357      41.73        7.133     657      80.12
2 YR/6MO LIB - IO                       808   261,716,377.56            56.78         357      44.12        6.623     686      79.55
3 YR/6MO LIB                             55    12,684,005.25             2.75         357      41.65        6.952     625      77.27
3 YR/6MO LIB - BALLOON 30/40             15     3,821,703.78             0.83         357      42.97        6.553     650      73.56
3 YR/6MO LIB - BALLOON 30/40
- IO                                      1       216,000.00             0.05         358      54.04        7.350     611      80.00
3 YR/6MO LIB - IO                        61    19,125,236.64             4.15         357      41.69        6.500     681      80.93
5 YR/6MO LIB                              4       730,267.55             0.16         357      43.71        7.304     636      70.92
5 YR/6MO LIB - BALLOON 30/40              1       519,081.72             0.11         356      43.09        6.500     669      80.00
5 YR/6MO LIB - IO                        11     4,271,055.00             0.93         356      42.39        6.131     681      82.95
6 MO LIB                                  2     1,549,868.16             0.34         358      35.08        6.053     693      78.65
BALLOON 10/30                             1        47,154.21             0.01         103         --        6.125     490      79.97
BALLOON 15/30                            95     4,446,873.49             0.96         176      41.74       10.167     670      98.23
BALLOON 30/40                             4     1,327,144.12             0.29         358      42.78        6.883     625      80.00
FIXED RATE                              188    34,505,360.92             7.49         346      38.57        7.017     622      73.97
FIXED RATE - IO                          10     2,324,101.03             0.50         337      47.21        6.701     657      75.42
------------------------------------------------------------------------------------------------------------------------------------
Total:                                1,693   460,891,181.84           100.00         354      42.87        6.799     663      78.71
------------------------------------------------------------------------------------------------------------------------------------


[BARCLAYS CAPITAL LOGO]                              COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2006-CB1
--------------------------------------------------------------------------------


                     DESCRIPTION OF THE GROUP II COLLATERAL

                    Principal Balance as of the Cut-Off Date
                    ----------------------------------------

                                                PRINCIPAL      % OF PRINCIPAL   REMAINING                                   Weighted
RANGE OF PRINCIPAL BALANCES AS    NUMBER OF     BALANCE AS       BALANCE AS      TERM TO    DEBT-T0-                        Average
OF THE                            MORTGAGE     OF THE CUT-      OF THE CUT-     MATURITY     INCOME      GROSS      FICO    Combined
CUT-OFF DATE ($)                    LOANS      OFF DATE ($)       OFF DATE      (months)      (%)      COUPON (%)   SCORE   OLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 25,000.00                         11       227,465.89             0.05         192      36.43        9.330     595      86.49
25,000.01 - 50,000.00                    96     3,762,224.50             0.82         195      39.92        9.806     668      95.93
50,000.01 - 100,000.00                   95     6,929,031.55             1.50         300      37.47        8.247     632      80.61
100,000.01 - 150,000.00                 148    18,976,092.31             4.12         349      39.53        7.206     628      76.83
150,000.01 - 200,000.00                 210    37,104,843.67             8.05         355      40.52        7.150     640      78.30
200,000.01 - 250,000.00                 235    53,351,603.64            11.58         356      41.64        6.953     652      79.04
250,000.01 - 300,000.00                 252    69,168,315.44            15.01         357      43.38        6.816     665      79.01
300,000.01 - 350,000.00                 164    52,926,520.66            11.48         357      43.35        6.743     671      79.91
350,000.01 - 400,000.00                 171    64,131,320.59            13.91         357      44.42        6.700     662      78.61
400,000.01 - 450,000.00                 114    48,338,495.37            10.49         356      43.77        6.559     679      78.55
450,000.01 - 500,000.00                  96    45,613,839.85             9.90         357      44.95        6.420     686      78.31
500,000.01 - 550,000.00                  49    25,734,102.62             5.58         357      43.10        6.655     669      78.53
550,000.01 - 600,000.00                  17     9,742,629.07             2.11         357      45.61        6.631     644      76.37
600,000.01 - 650,000.00                  18    11,396,537.70             2.47         357      38.68        6.527     665      74.90
650,000.01 - 700,000.00                   4     2,688,641.13             0.58         357      47.16        6.582     701      83.57
700,000.01 - 750,000.00                   3     2,164,564.16             0.47         357      43.43        6.750     600      74.32
750,000.01 - 800,000.00                   5     3,887,660.76             0.84         356      36.91        6.402     689      82.03
800,000.01 - 850,000.00                   1       816,000.00             0.18         354      38.36        5.250     753      80.00
850,000.01 - 900,000.00                   2     1,780,000.00             0.39         356      37.73        6.291     650      62.30
950,000.01 - 1,000,000.00                 1       978,705.57             0.21         357      45.01        6.500     684      69.06
1,150,000.01 - 1,200,000.00               1     1,172,587.36             0.25         358      36.20        5.990     718      75.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                1,693   460,891,181.84           100.00         354      42.87        6.799     663      78.71
------------------------------------------------------------------------------------------------------------------------------------


                           Remaining Term to Maturity
                           --------------------------

                                                PRINCIPAL      % OF PRINCIPAL   REMAINING                                   Weighted
                                  NUMBER OF     BALANCE AS       BALANCE AS      TERM TO    DEBT-T0-                        Average
RANGE OF                          MORTGAGE     OF THE CUT-      OF THE CUT-     MATURITY     INCOME      GROSS      FICO    Combined
REMAINING TERMS (MONTHS)            LOANS      OFF DATE ($)       OFF DATE      (months)      (%)      COUPON (%)   SCORE   OLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
61 - 120                                  4       118,226.15             0.03         101      44.66        7.646     544      75.52
121 - 180                               125     6,282,728.90             1.36         175      40.85        9.667     666      92.84
181 - 240                                 7       912,946.73             0.20         234      35.59        7.370     638      88.91
241 - 300                                 6       399,714.58             0.09         279      40.16        7.634     545      98.37
301 - 360                             1,551   453,177,565.48            98.33         357      42.92        6.757     664      78.48
------------------------------------------------------------------------------------------------------------------------------------
Total:                                1,693   460,891,181.84           100.00         354      42.87        6.799     663      78.71
------------------------------------------------------------------------------------------------------------------------------------


                            Mortgage Loan Age Summary
                            -------------------------

                                                PRINCIPAL      % OF PRINCIPAL   REMAINING                                   Weighted
                                  NUMBER OF     BALANCE AS       BALANCE AS      TERM TO    DEBT-T0-                        Average
                                  MORTGAGE     OF THE CUT-      OF THE CUT-     MATURITY     INCOME      GROSS      FICO    Combined
RANGE OF LOAN AGES (MONTHS)         LOANS      OFF DATE ($)       OFF DATE      (months)      (%)      COUPON (%)   SCORE   OLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
1 - 6                                 1,648   454,986,169.77            98.72         354      42.92        6.794     664      78.62
7 - 12                                   18     2,283,216.37             0.50         315      31.93        7.383     637      87.35
13 - 18                                   8       453,021.40             0.10         230      44.18        9.293     525      85.38
19 - 24                                  19     3,168,774.30             0.69         335      44.05        6.706     618      85.22
------------------------------------------------------------------------------------------------------------------------------------
Total:                                1,693   460,891,181.84           100.00         354      42.87        6.799     663      78.71
------------------------------------------------------------------------------------------------------------------------------------


[BARCLAYS CAPITAL LOGO]                              COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2006-CB1
--------------------------------------------------------------------------------


                     DESCRIPTION OF THE GROUP II COLLATERAL

                                  Gross Coupons
                                  -------------

                                                PRINCIPAL      % OF PRINCIPAL   REMAINING                                   Weighted
RANGE OF                          NUMBER OF     BALANCE AS       BALANCE AS      TERM TO    DEBT-T0-                        Average
GROSS COUPONS                     MORTGAGE     OF THE CUT-      OF THE CUT-     MATURITY     INCOME      GROSS      FICO    Combined
(%)                                 LOANS      OFF DATE ($)       OFF DATE      (months)      (%)      COUPON (%)   SCORE   OLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
5.000 - 5.499                            16     6,157,929.79             1.34         355      44.10        5.336     690      77.83
5.500 - 5.999                           164    58,114,035.21            12.61         356      42.85        5.831     688      76.89
6.000 - 6.499                           373   115,505,282.06            25.06         356      41.90        6.281     679      77.60
6.500 - 6.999                           496   150,525,153.04            32.66         356      44.10        6.741     669      78.66
7.000 - 7.499                           217    56,855,268.87            12.34         356      42.78        7.228     654      78.92
7.500 - 7.999                           159    39,380,828.41             8.54         356      41.87        7.727     622      81.05
8.000 - 8.499                            64    11,944,184.82             2.59         353      42.58        8.167     611      82.97
8.500 - 8.999                            54    11,667,782.33             2.53         346      42.39        8.741     584      80.66
9.000 - 9.499                            27     3,978,092.99             0.86         335      42.35        9.205     570      73.40
9.500 - 9.999                            52     2,803,240.85             0.61         236      38.28        9.800     665      93.30
10.000 - 10.499                          22     1,395,340.13             0.30         263      38.39       10.244     607      84.28
10.500 - 10.999                          32     1,774,216.50             0.38         239      40.99       10.680     613      95.31
11.000 - 11.499                           7       333,399.10             0.07         190      35.98       11.202     642     100.00
11.500 - 11.999                           7       340,265.60             0.07         176      43.71       11.635     633      99.61
12.000 - 12.499                           1        32,982.54             0.01         178      36.89       12.375     734     100.00
13.000 - 13.499                           1        20,863.82             0.00         107      44.66       13.200     604      68.13
14.500 - 14.999                           1        62,315.78             0.01         225      41.05       14.500     485      82.29
------------------------------------------------------------------------------------------------------------------------------------
Total:                                1,693   460,891,181.84           100.00         354      42.87        6.799     663      78.71
------------------------------------------------------------------------------------------------------------------------------------


                     Combined Original Loan-to-Value Ratios
                     --------------------------------------

                                                PRINCIPAL      % OF PRINCIPAL   REMAINING                                   Weighted
RANGE OF COMBINED ORIGINAL        NUMBER OF     BALANCE AS       BALANCE AS      TERM TO    DEBT-T0-                        Average
LOAN-TO-VALUE                     MORTGAGE     OF THE CUT-      OF THE CUT-     MATURITY     INCOME      GROSS      FICO    Combined
RATIOS (%)                          LOANS      OFF DATE ($)       OFF DATE      (months)      (%)      COUPON (%)   SCORE   OLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
0.01 - 25.00                              5       668,679.15             0.15         345      46.90        6.934     579      19.17
25.01 - 30.00                             1        59,915.43             0.01         357      25.19        9.755     589      29.27
30.01 - 35.00                             5       937,886.93             0.20         358      46.47        8.129     564      32.63
35.01 - 40.00                             6       829,873.55             0.18         324      41.95        6.580     644      38.64
40.01 - 45.00                            11     2,794,856.15             0.61         357      31.70        6.584     610      43.55
45.01 - 50.00                            14     3,501,973.49             0.76         354      39.93        6.802     598      48.05
50.01 - 55.00                            22     4,869,540.28             1.06         354      44.54        6.926     583      52.94
55.01 - 60.00                            40    11,082,464.60             2.40         351      40.26        6.759     582      57.89
60.01 - 65.00                            65    17,121,982.30             3.71         357      41.05        6.798     589      63.64
65.01 - 70.00                            70    21,098,500.98             4.58         356      40.48        6.883     586      68.89
70.01 - 75.00                            75    22,984,592.94             4.99         356      41.48        6.863     622      73.85
75.01 - 80.00                           976   295,986,250.37            64.22         357      44.03        6.619     687      79.91
80.01 - 85.00                            72    20,216,531.44             4.39         354      38.82        6.920     622      84.09
85.01 - 90.00                           129    37,418,331.76             8.12         353      41.02        7.263     653      89.61
90.01 - 95.00                            66    11,924,951.96             2.59         346      42.44        7.540     644      94.44
95.01 - 100.00                          130     8,900,289.70             1.93         262      40.74        8.974     674      99.76
100.01 - 105.00                           4       353,371.92             0.08         324      46.00        8.273     559     103.00
105.01 - 110.00                           1        32,155.84             0.01         157      51.92       10.875     680     109.78
110.01 - 115.00                           1       109,033.05             0.02         355      51.00        8.000     531     111.64
------------------------------------------------------------------------------------------------------------------------------------
Total:                                1,693   460,891,181.84           100.00         354      42.87        6.799     663      78.71
------------------------------------------------------------------------------------------------------------------------------------


[BARCLAYS CAPITAL LOGO]                              COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2006-CB1
--------------------------------------------------------------------------------


                     DESCRIPTION OF THE GROUP II COLLATERAL

                                   FICO Score
                                   ----------

                                                PRINCIPAL      % OF PRINCIPAL   REMAINING                                   Weighted
                                  NUMBER OF     BALANCE AS       BALANCE AS      TERM TO    DEBT-T0-                        Average
                                  MORTGAGE     OF THE CUT-      OF THE CUT-     MATURITY     INCOME      GROSS      FICO    Combined
RANGE OF FICO SCORES                LOANS      OFF DATE ($)       OFF DATE      (months)      (%)      COUPON (%)   SCORE   OLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Not Available                             5       488,896.91             0.11         306      24.01        8.090       0      88.27
450 - 499                                 7       674,676.06             0.15         303      43.17        8.045     470      89.74
500 - 519                                42     9,279,351.38             2.01         353      43.11        7.906     510      69.91
520 - 539                                64    15,286,787.90             3.32         355      43.29        7.592     532      68.14
540 - 559                                60    15,591,107.54             3.38         355      39.95        7.308     552      70.92
560 - 579                                72    19,480,894.50             4.23         355      40.11        7.041     570      72.67
580 - 599                                78    19,431,231.55             4.22         355      39.89        7.047     589      75.76
600 - 619                               122    30,806,305.53             6.68         353      40.89        6.899     611      77.37
620 - 639                               184    44,545,450.18             9.67         352      43.32        6.941     630      79.18
640 - 659                               201    53,659,032.40            11.64         354      43.40        6.796     649      79.69
660 - 679                               184    46,751,406.02            10.14         352      42.35        6.717     668      80.23
680 - 699                               186    54,321,219.86            11.79         353      43.13        6.685     688      80.73
700 - 719                               170    50,133,011.93            10.88         355      45.10        6.686     710      80.39
720 - 739                               124    35,863,368.22             7.78         354      43.90        6.516     728      82.03
740 - 759                               104    35,725,713.97             7.75         356      43.39        6.407     749      80.59
760 - 779                                69    22,252,709.99             4.83         355      43.20        6.483     768      80.74
780 - 799                                16     4,889,569.65             1.06         351      44.18        6.174     789      78.35
800 - 819                                 5     1,710,448.25             0.37         357      41.48        6.330     804      80.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                1,693   460,891,181.84           100.00         354      42.87        6.799     663      78.71
------------------------------------------------------------------------------------------------------------------------------------


                              Debt-to-Income Ratio
                              --------------------

                                                PRINCIPAL      % OF PRINCIPAL   REMAINING                                   Weighted
                                  NUMBER OF     BALANCE AS       BALANCE AS      TERM TO    DEBT-T0-                        Average
RANGE OF DEBT-TO-INCOME           MORTGAGE     OF THE CUT-      OF THE CUT-     MATURITY     INCOME      GROSS      FICO    Combined
RATIOS (%)                          LOANS      OFF DATE ($)       OFF DATE      (months)      (%)      COUPON (%)   SCORE   OLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Not Available                            48     4,528,423.16             0.98         338         --        7.457     656      87.09
0.01 - 20.00                             34     7,622,472.70             1.65         351      15.26        6.802     672      78.21
20.01 - 25.00                            38     9,810,814.73             2.13         356      22.80        6.815     632      78.79
25.01 - 30.00                            79    18,478,725.60             4.01         354      27.60        6.977     628      72.63
30.01 - 35.00                           140    32,364,302.05             7.02         350      32.75        6.911     640      78.77
35.01 - 40.00                           246    64,782,042.40            14.06         354      37.73        6.778     664      79.03
40.01 - 45.00                           403   109,861,025.49            23.84         353      42.58        6.749     669      79.43
45.01 - 50.00                           536   159,682,783.19            34.65         355      47.64        6.786     671      78.92
50.01 - 55.00                           108    33,203,069.59             7.20         355      52.09        6.807     657      77.24
55.01 >=                                 61    20,557,522.93             4.46         355      58.25        6.719     668      78.41
------------------------------------------------------------------------------------------------------------------------------------
Total:                                1,693   460,891,181.84           100.00         354      42.87        6.799     663      78.71
------------------------------------------------------------------------------------------------------------------------------------


[BARCLAYS CAPITAL LOGO]                              COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2006-CB1
--------------------------------------------------------------------------------


                     DESCRIPTION OF THE GROUP II COLLATERAL

                             Geographic Distribution
                             -----------------------

                                                PRINCIPAL      % OF PRINCIPAL   REMAINING                                   Weighted
                                  NUMBER OF     BALANCE AS       BALANCE AS      TERM TO    DEBT-T0-                        Average
                                  MORTGAGE     OF THE CUT-      OF THE CUT-     MATURITY     INCOME      GROSS      FICO    Combined
STATE                               LOANS      OFF DATE ($)       OFF DATE      (months)      (%)      COUPON (%)   SCORE   OLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
California                              915   307,115,975.59            66.64         355      43.90        6.628     672      78.10
Florida                                 202    39,167,621.91             8.50         353      41.86        7.128     646      80.03
Arizona                                 101    20,877,055.01             4.53         351      39.33        7.234     649      80.83
Nevada                                   80    18,826,308.75             4.08         355      43.46        6.869     655      80.19
Washington                               44    11,053,018.85             2.40         356      40.49        6.736     665      80.11
Virginia                                 30     7,025,220.33             1.52         349      42.47        7.354     626      77.23
Maryland                                 26     6,793,738.98             1.47         354      37.89        7.008     617      77.25
Oregon                                   30     5,219,684.81             1.13         348      40.87        6.952     661      81.79
New York                                 17     5,147,936.66             1.12         345      39.20        6.497     647      79.46
Illinois                                 20     5,077,367.80             1.10         353      42.06        7.376     667      80.99
Texas                                    31     3,018,149.56             0.65         326      37.42        7.805     631      85.28
Massachusetts                             9     2,838,981.03             0.62         357      43.89        7.366     658      68.39
North Carolina                           14     2,732,787.93             0.59         354      36.47        7.471     650      87.75
Michigan                                 17     2,664,341.21             0.58         347      41.52        7.473     649      86.40
Georgia                                  11     2,049,220.65             0.44         352      33.19        7.448     632      86.30
New Jersey                                6     2,029,207.53             0.44         352      33.84        7.534     574      60.22
Utah                                     13     1,804,234.68             0.39         343      40.22        7.077     666      80.86
Tennessee                                12     1,540,091.15             0.33         352      40.24        7.710     638      84.47
Pennsylvania                             12     1,539,222.72             0.33         338      39.40        7.325     613      75.29
Indiana                                   9     1,438,512.26             0.31         348      32.61        7.405     632      77.10
Connecticut                               7     1,322,550.05             0.29         350      42.79        7.539     605      67.79
Louisiana                                 9     1,190,395.60             0.26         347      39.38        7.519     618      84.15
Colorado                                  5     1,088,884.51             0.24         349      42.61        6.721     657      80.09
Missouri                                  5     1,058,038.02             0.23         352      45.74        7.503     577      76.43
Minnesota                                 5       896,802.51             0.19         350      50.46        7.309     675      84.97
Ohio                                      7       882,494.61             0.19         341      42.81        7.236     641      85.73
Idaho                                     5       690,387.37             0.15         346      42.28        7.611     638      75.62
South Carolina                            7       679,335.73             0.15         320      39.53        7.756     640      85.52
Alabama                                   9       644,417.15             0.14         297      39.71        8.540     683      90.92
Mississippi                               4       599,899.43             0.13         357      36.56        7.049     622      81.49
Iowa                                      4       476,851.83             0.10         346      34.60        7.388     685      84.57
Rhode Island                              2       475,215.90             0.10         357      51.45        6.600     681      80.00
Delaware                                  3       449,440.39             0.10         314      29.03        6.910     583      66.50
Kansas                                    3       449,099.63             0.10         343      45.34        7.010     666      82.13
Oklahoma                                  6       425,497.22             0.09         315      33.96        7.762     680      79.03
Arkansas                                  3       407,294.28             0.09         357      36.15        8.082     616      87.06
West Virginia                             4       396,692.76             0.09         314      34.99        8.124     580      89.49
Alaska                                    1       265,600.00             0.06         358      20.51        6.243     725      80.00
Maine                                     1       203,615.59             0.04         358      27.27        6.300     627      80.00
New Mexico                                2       195,077.06             0.04         358      36.82        7.402     691      81.61
Kentucky                                  1        91,200.00             0.02         358      34.39        6.390     659      80.00
Hawaii                                    1        43,714.79             0.01         356      14.60        5.650     780      16.39
------------------------------------------------------------------------------------------------------------------------------------
Total:                                1,693   460,891,181.84           100.00         354      42.87        6.799     663      78.71
------------------------------------------------------------------------------------------------------------------------------------


[BARCLAYS CAPITAL LOGO]                              COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2006-CB1
--------------------------------------------------------------------------------


                     DESCRIPTION OF THE GROUP II COLLATERAL

                                Occupancy Status
                                ----------------

                                                PRINCIPAL      % OF PRINCIPAL   REMAINING                                   Weighted
                                  NUMBER OF     BALANCE AS       BALANCE AS      TERM TO    DEBT-T0-                        Average
OCCUPANCY                         MORTGAGE     OF THE CUT-      OF THE CUT-     MATURITY     INCOME      GROSS      FICO    Combined
STATUS                              LOANS      OFF DATE ($)       OFF DATE      (months)      (%)      COUPON (%)   SCORE   OLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied                        1,633   447,896,844.06            97.18         354      43.04        6.784     663      78.69
Non-Owner Occupied                       47     9,730,453.21             2.11         350      35.16        7.289     668      80.62
Second Home                              13     3,263,884.57             0.71         355      40.25        7.299     686      76.52
------------------------------------------------------------------------------------------------------------------------------------
Total:                                1,693   460,891,181.84           100.00         354      42.87        6.799     663      78.71
------------------------------------------------------------------------------------------------------------------------------------


                               Documentation Type
                               ------------------

                                                PRINCIPAL      % OF PRINCIPAL   REMAINING                                   Weighted
                                  NUMBER OF     BALANCE AS       BALANCE AS      TERM TO    DEBT-T0-                        Average
                                  MORTGAGE     OF THE CUT-      OF THE CUT-     MATURITY     INCOME      GROSS      FICO    Combined
DOCUMENTATION TYPE                  LOANS      OFF DATE ($)       OFF DATE      (months)      (%)      COUPON (%)   SCORE   OLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Stated Income                           733   212,107,834.27            46.02         355      43.89        6.894     673      78.64
Full                                    594   157,932,123.96            34.27         353      41.39        6.639     641      77.92
None                                    307    75,032,984.39            16.28         353      44.66        6.895     690      80.06
Limited                                  33     8,303,734.37             1.80         351      37.60        6.992     604      82.47
Alternative                              25     7,499,102.22             1.63         356      34.19        6.266     679      79.98
Missing                                   1        15,402.63             0.00         276         --        7.000     596     100.38
------------------------------------------------------------------------------------------------------------------------------------
Total:                                1,693   460,891,181.84           100.00         354      42.87        6.799     663      78.71
------------------------------------------------------------------------------------------------------------------------------------


                                  Lien Position
                                  -------------

                                                PRINCIPAL      % OF PRINCIPAL   REMAINING                                   Weighted
                                  NUMBER OF     BALANCE AS       BALANCE AS      TERM TO    DEBT-T0-                        Average
                                  MORTGAGE     OF THE CUT-      OF THE CUT-     MATURITY     INCOME      GROSS      FICO    Combined
LIEN POSITION                       LOANS      OFF DATE ($)       OFF DATE      (months)      (%)      COUPON (%)   SCORE   OLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
1st Lien                              1,569   455,111,053.92            98.75         356      42.90        6.755     663      78.47
2nd Lien                                124     5,780,127.92             1.25         192      40.72       10.193     671      98.33
------------------------------------------------------------------------------------------------------------------------------------
Total:                                1,693   460,891,181.84           100.00         354      42.87        6.799     663      78.71
------------------------------------------------------------------------------------------------------------------------------------


                                  Loan Purpose
                                  ------------

                                                PRINCIPAL      % OF PRINCIPAL   REMAINING                                   Weighted
                                  NUMBER OF     BALANCE AS       BALANCE AS      TERM TO    DEBT-T0-                        Average
                                  MORTGAGE     OF THE CUT-      OF THE CUT-     MATURITY     INCOME      GROSS      FICO    Combined
PURPOSE                             LOANS      OFF DATE ($)       OFF DATE      (months)      (%)      COUPON (%)   SCORE   OLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Purchase                              1,132   302,808,135.30            65.70         354      43.32        6.760     688      81.04
Cash Out                                534   151,543,539.56            32.88         354      42.00        6.880     615      74.23
Rate Term Refinance                      27     6,539,506.98             1.42         350      42.75        6.707     637      75.07
------------------------------------------------------------------------------------------------------------------------------------
Total:                                1,693   460,891,181.84           100.00         354      42.87        6.799     663      78.71
------------------------------------------------------------------------------------------------------------------------------------


[BARCLAYS CAPITAL LOGO]                              COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2006-CB1
--------------------------------------------------------------------------------


                     DESCRIPTION OF THE GROUP II COLLATERAL

                                  Property Type
                                  -------------

                                                PRINCIPAL      % OF PRINCIPAL   REMAINING                                   Weighted
                                  NUMBER OF     BALANCE AS       BALANCE AS      TERM TO    DEBT-T0-                        Average
                                  MORTGAGE     OF THE CUT-      OF THE CUT-     MATURITY     INCOME      GROSS      FICO    Combined
PROPERTY TYPE                       LOANS      OFF DATE ($)       OFF DATE      (months)      (%)      COUPON (%)   SCORE   OLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence               1,257   345,253,247.48            74.91         354      42.98        6.760     661      78.48
PUD                                     231    61,853,622.94            13.42         354      42.27        6.870     663      79.93
Condominium                             105    25,977,301.42             5.64         352      43.89        6.781     692      80.71
Two Family                               50    13,621,434.58             2.96         354      41.88        7.027     666      75.67
Three Family                             15     5,190,636.36             1.13         355      44.78        7.439     690      79.01
Four Family                              15     4,066,020.93             0.88         351      38.70        7.253     668      75.47
Condominium - Low Rise                   12     3,396,459.21             0.74         357      43.80        6.947     649      80.70
Condominium - High Rise                   6     1,390,520.66             0.30         357      37.61        7.155     658      79.27
Manufactured Housing                      2       141,938.26             0.03         346      50.00        7.869     537      83.23
------------------------------------------------------------------------------------------------------------------------------------
Total:                                1,693   460,891,181.84           100.00         354      42.87        6.799     663      78.71
------------------------------------------------------------------------------------------------------------------------------------


                             Prepayment Charge Term
                             ----------------------

                                                PRINCIPAL      % OF PRINCIPAL   REMAINING                                   Weighted
                                  NUMBER OF     BALANCE AS       BALANCE AS      TERM TO    DEBT-T0-                        Average
PREPAYMENT CHARGE                 MORTGAGE     OF THE CUT-      OF THE CUT-     MATURITY     INCOME      GROSS      FICO    Combined
TERM AT ORIGINATION                 LOANS      OFF DATE ($)       OFF DATE      (months)      (%)      COUPON (%)   SCORE   OLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
No Prepayment Penalty                   175    33,998,780.59             7.38         347      39.94        7.316     663      79.63
Less Than 12 Months                       4     1,238,314.78             0.27         357      46.53        7.364     608      75.83
12 Months                               115    36,183,458.22             7.85         355      42.54        7.023     665      78.52
24 Months                             1,054   300,959,408.16            65.30         355      43.61        6.734     670      79.33
30 Months                                 1       207,421.77             0.05         357      28.26        6.400     708      80.00
36 Months                               307    78,141,573.94            16.95         353      41.69        6.716     648      76.40
60 Months                                37    10,162,224.38             2.20         347      40.46        6.749     603      76.15
------------------------------------------------------------------------------------------------------------------------------------
Total:                                1,693   460,891,181.84           100.00         354      42.87        6.799     663      78.71
------------------------------------------------------------------------------------------------------------------------------------


                               Conforming Balances
                               -------------------

                                                PRINCIPAL      % OF PRINCIPAL   REMAINING                                   Weighted
                                  NUMBER OF     BALANCE AS       BALANCE AS      TERM TO    DEBT-T0-                        Average
                                  MORTGAGE     OF THE CUT-      OF THE CUT-     MATURITY     INCOME      GROSS      FICO    Combined
CONFORMING BALANCE                  LOANS      OFF DATE ($)       OFF DATE      (months)      (%)      COUPON (%)   SCORE   OLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Conforming Loan Balance               1,232   253,979,194.17            55.11         352      42.10        6.979     658      79.18
Non-conforming Loan Balance             461   206,911,987.67            44.89         356      43.81        6.577     670      78.14
------------------------------------------------------------------------------------------------------------------------------------
Total:                                1,693   460,891,181.84           100.00         354      42.87        6.799     663      78.71
------------------------------------------------------------------------------------------------------------------------------------


                               Delinquency Status
                               ------------------

                                                PRINCIPAL      % OF PRINCIPAL   REMAINING                                   Weighted
                                  NUMBER OF     BALANCE AS       BALANCE AS      TERM TO    DEBT-T0-                        Average
                                  MORTGAGE     OF THE CUT-      OF THE CUT-     MATURITY     INCOME      GROSS      FICO    Combined
DELINQUENCY STATUS                  LOANS      OFF DATE ($)       OFF DATE      (months)      (%)      COUPON (%)   SCORE   OLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Current                               1,693   460,891,181.84           100.00         354      42.87        6.799     663      78.71
------------------------------------------------------------------------------------------------------------------------------------
Total:                                1,693   460,891,181.84           100.00         354      42.87        6.799     663      78.71
------------------------------------------------------------------------------------------------------------------------------------


[BARCLAYS CAPITAL LOGO]                              COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2006-CB1
--------------------------------------------------------------------------------


                     DESCRIPTION OF THE GROUP II COLLATERAL

                                   Index Type
                                   ----------

                                                PRINCIPAL      % OF PRINCIPAL   REMAINING                                   Weighted
                                  NUMBER OF     BALANCE AS       BALANCE AS      TERM TO    DEBT-T0-                        Average
                                  MORTGAGE     OF THE CUT-      OF THE CUT-     MATURITY     INCOME      GROSS      FICO    Combined
INDEX TYPE                          LOANS      OFF DATE ($)       OFF DATE      (months)      (%)      COUPON (%)   SCORE   OLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Libor - 6 Month                       1,394   418,161,110.13            90.73         357      43.19        6.744     667      78.91
Fixed Rate                              298    42,650,633.77             9.25         328      39.56        7.323     629      76.77
Treasury - 1 Year                         1        79,437.94             0.02         341      47.21       10.875     475      80.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                1,693   460,891,181.84           100.00         354      42.87        6.799     663      78.71
------------------------------------------------------------------------------------------------------------------------------------


               Maximum Mortgage Rates of the Adjustable Rate Loans
               ---------------------------------------------------

                                                PRINCIPAL      % OF PRINCIPAL   REMAINING                                   Weighted
                                  NUMBER OF     BALANCE AS       BALANCE AS      TERM TO    DEBT-T0-                        Average
RANGE OF MAXIMUM                  MORTGAGE     OF THE CUT-      OF THE CUT-     MATURITY     INCOME      GROSS      FICO    Combined
MORTGAGE RATES (%)                  LOANS      OFF DATE ($)       OFF DATE      (months)      (%)      COUPON (%)   SCORE   OLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
10.500 - 10.999                           6     1,896,178.11             0.45         357      41.63        5.720     678      80.00
11.000 - 11.499                          11     3,941,406.10             0.94         354      41.99        5.520     698      78.15
11.500 - 11.999                          90    33,265,051.27             7.95         357      43.78        5.867     694      78.47
12.000 - 12.499                         162    54,483,535.43            13.03         357      41.72        6.242     683      78.55
12.500 - 12.999                         281    91,520,414.89            21.88         357      43.51        6.528     670      77.93
13.000 - 13.499                         256    76,210,437.87            18.22         357      43.09        6.580     675      78.69
13.500 - 13.999                         291    85,050,352.63            20.34         357      44.12        6.938     666      79.59
14.000 - 14.499                         125    32,164,963.83             7.69         357      43.60        7.350     652      80.05
14.500 - 14.999                          90    23,475,747.73             5.61         357      41.86        7.888     616      81.09
15.000 - 15.499                          32     6,972,932.71             1.67         356      42.31        8.262     613      80.21
15.500 - 15.999                          24     5,225,010.62             1.25         354      43.59        8.848     602      82.08
16.000 - 16.499                          12     2,868,740.46             0.69         357      42.31        9.348     555      68.76
16.500 - 16.999                           4       426,873.04             0.10         339      32.95        9.768     624      79.30
17.000 - 17.499                           6       334,658.36             0.08         240      38.27       10.372     614      72.24
17.500 - 17.999                           4       358,887.78             0.09         322      37.82       10.542     572      82.62
18.500 - 18.999                           1        45,357.24             0.01         177      36.36       11.625     665     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                1,395   418,240,548.07           100.00         357      43.19        6.745     667      78.91
------------------------------------------------------------------------------------------------------------------------------------


               Minimum Mortgage Rates of the Adjustable Rate Loans
               ---------------------------------------------------

                                                PRINCIPAL      % OF PRINCIPAL   REMAINING                                   Weighted
                                  NUMBER OF     BALANCE AS       BALANCE AS      TERM TO    DEBT-T0-                        Average
RANGE OF MINIMUM                  MORTGAGE     OF THE CUT-      OF THE CUT-     MATURITY     INCOME      GROSS      FICO    Combined
MORTGAGE RATES (%)                  LOANS      OFF DATE ($)       OFF DATE      (months)      (%)      COUPON (%)   SCORE   OLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
0.000 - 0.499                           328   107,890,286.42            25.80         357      43.40        6.539     689      79.70
5.000 - 5.499                             9     3,188,534.16             0.76         353      43.07        5.351     680      75.43
5.500 - 5.999                           101    35,106,035.36             8.39         356      42.57        5.847     675      75.91
6.000 - 6.499                           244    74,555,934.67            17.83         357      42.52        6.298     677      78.20
6.500 - 6.999                           343   104,263,768.91            24.93         357      44.21        6.758     667      79.17
7.000 - 7.499                           163    43,474,954.72            10.39         357      43.20        7.238     655      79.13
7.500 - 7.999                           112    30,006,655.04             7.17         357      41.80        7.730     621      81.09
8.000 - 8.499                            35     7,815,007.34             1.87         356      42.87        8.200     609      80.71
8.500 - 8.999                            32     7,596,612.21             1.82         355      42.61        8.793     585      79.09
9.000 - 9.499                            11     2,803,013.49             0.67         357      43.28        9.199     553      68.04
9.500 - 9.999                             4       426,873.04             0.10         339      32.95        9.768     624      79.30
10.000 - 10.499                           8       708,627.69             0.17         302      37.44       10.279     568      71.63
10.500 - 10.999                           4       358,887.78             0.09         322      37.82       10.542     572      82.62
11.500 - 11.999                           1        45,357.24             0.01         177      36.36       11.625     665     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                1,395   418,240,548.07           100.00         357      43.19        6.745     667      78.91
------------------------------------------------------------------------------------------------------------------------------------


[BARCLAYS CAPITAL LOGO]                              COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2006-CB1
--------------------------------------------------------------------------------


                     DESCRIPTION OF THE GROUP II COLLATERAL

                   Gross Margins of the Adjustable Rate Loans
                   ------------------------------------------

                                                PRINCIPAL      % OF PRINCIPAL   REMAINING                                   Weighted
                                  NUMBER OF     BALANCE AS       BALANCE AS      TERM TO    DEBT-T0-                        Average
RANGE OF GROSS                    MORTGAGE     OF THE CUT-      OF THE CUT-     MATURITY     INCOME      GROSS      FICO    Combined
MARGINS (%)                         LOANS      OFF DATE ($)       OFF DATE      (months)      (%)      COUPON (%)   SCORE   OLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
2.000 - 2.249                             1       394,866.90             0.09         357      35.87        6.250     587      68.39
3.000 - 3.249                             3     1,175,250.00             0.28         356      41.44        7.078     661      65.68
3.250 - 3.499                             1       816,000.00             0.20         354      38.36        5.250     753      80.00
3.500 - 3.749                             1       238,400.00             0.06         358      47.03        7.999     741      80.00
3.750 - 3.999                             2       440,000.00             0.11         357      45.86        7.579     657      79.93
4.000 - 4.249                             3     1,128,864.67             0.27         357      44.03        5.682     717      79.98
4.250 - 4.499                            15     5,443,154.85             1.30         357      42.57        5.753     721      79.65
4.500 - 4.749                            16     5,940,514.37             1.42         357      46.65        5.862     737      79.85
4.750 - 4.999                            36    13,949,334.91             3.34         356      38.08        6.076     701      78.64
5.000 - 5.249                            77    25,406,764.60             6.07         357      44.14        6.154     698      79.07
5.250 - 5.499                           137    46,022,692.42            11.00         357      43.10        6.458     687      78.92
5.500 - 5.749                            82    25,483,553.33             6.09         357      43.12        6.563     674      79.32
5.750 - 5.999                           284    85,549,085.04            20.45         357      42.88        6.869     644      77.96
6.000 - 6.249                           401   123,533,454.34            29.54         356      43.87        6.646     685      79.76
6.250 - 6.499                            85    22,344,041.77             5.34         357      42.57        7.003     636      78.37
6.500 - 6.749                            77    21,967,868.54             5.25         357      43.62        7.255     624      78.10
6.750 - 6.999                            67    16,568,006.80             3.96         356      44.30        7.354     631      76.46
7.000 - 7.249                            36     8,365,289.14             2.00         357      42.01        7.567     628      81.04
7.250 - 7.499                            20     4,568,818.55             1.09         356      39.62        7.972     603      81.84
7.500 - 7.749                            19     4,034,647.21             0.96         355      46.47        8.103     602      80.28
7.750 - 7.999                             7     1,314,619.10             0.31         352      47.36        8.518     586      80.45
8.000 - 8.249                             7     1,356,554.08             0.32         357      36.25        8.966     577      78.84
8.250 - 8.499                             7     1,194,529.60             0.29         340      38.49        9.014     583      73.38
8.500 - 8.749                             2       403,157.79             0.10         356      39.53        8.812     587      90.65
8.750 - 8.999                             2       229,406.49             0.05         322      30.00        9.855     624      91.94
9.000 - 9.249                             1        28,762.49             0.01         177      16.98       10.125     620     100.00
9.250 - 9.499                             2        73,109.57             0.02         177      51.04       10.375     671      52.87
9.500 - 9.749                             3       224,444.27             0.05         301      33.70       10.543     605      93.17
10.500 - 10.749                           1        45,357.24             0.01         177      36.36       11.625     665     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                1,395   418,240,548.07           100.00         357      43.19        6.745     667      78.91
------------------------------------------------------------------------------------------------------------------------------------


[BARCLAYS CAPITAL LOGO]                              COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2006-CB1
--------------------------------------------------------------------------------


                     DESCRIPTION OF THE GROUP II COLLATERAL

             Next Rate Adjustment Date of the Adjustable Rate Loans
             ------------------------------------------------------

                                                PRINCIPAL      % OF PRINCIPAL   REMAINING                                   Weighted
                                  NUMBER OF     BALANCE AS       BALANCE AS      TERM TO    DEBT-T0-                        Average
NEXT RATE ADJUSTMENT              MORTGAGE     OF THE CUT-      OF THE CUT-     MATURITY     INCOME      GROSS      FICO    Combined
DATE                                LOANS      OFF DATE ($)       OFF DATE      (months)      (%)      COUPON (%)   SCORE   OLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Apr-06                                    9     1,901,837.17             0.45         339      42.53        6.436     638      82.83
May-06                                    4     2,014,199.18             0.48         354      38.09        6.229     651      82.74
Jun-06                                    1        79,437.94             0.02         341      47.21       10.875     475      80.00
Sep-06                                    2       764,250.00             0.18         356      34.23        6.943     713      75.00
Oct-06                                    3       832,317.60             0.20         357      41.24        7.750     563      82.28
Nov-06                                    4     1,065,020.07             0.25         358      41.04        7.894     589      82.42
Feb-07                                    1        67,518.49             0.02         349      27.13        8.375     630      80.00
Apr-07                                    1       494,442.09             0.12         351      17.55        6.300     661      83.13
May-07                                    1       383,200.00             0.09         352      40.38        6.690     674      80.00
Jul-07                                   17     4,535,344.79             1.08         354      39.99        6.779     637      80.73
Aug-07                                   64    20,597,939.87             4.92         355      42.42        6.709     651      80.33
Sep-07                                  247    78,035,134.44            18.66         356      43.77        6.617     674      79.25
Oct-07                                  599   181,569,332.55            43.41         357      43.82        6.740     667      78.41
Nov-07                                  293    84,407,671.94            20.18         358      42.66        6.929     672      78.88
Jul-08                                    1       422,618.02             0.10         354      25.80        6.400     604      85.00
Aug-08                                    8     2,299,699.38             0.55         355      38.34        6.940     622      77.66
Sep-08                                   11     2,880,288.05             0.69         356      42.84        6.517     660      81.23
Oct-08                                   76    20,203,100.11             4.83         357      42.75        6.730     648      78.11
Nov-08                                   36    10,041,240.11             2.40         358      41.41        6.546     686      79.66
Apr-09                                    1       220,800.00             0.05         339      40.51        5.375     657      80.00
Jul-10                                    1       816,000.00             0.20         354      38.36        5.250     753      80.00
Sep-10                                    2       948,081.72             0.23         356      41.99        6.025     670      81.13
Oct-10                                    7     2,180,107.37             0.52         357      46.69        6.367     647      80.73
Nov-10                                    5     1,355,415.18             0.32         358      39.46        7.252     674      82.45
Nov-15                                    1       125,552.00             0.03         358         --        7.750     732      80.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                1,395   418,240,548.07           100.00         357      43.19        6.745     667      78.91
------------------------------------------------------------------------------------------------------------------------------------


             Initial Periodic Rate Cap of the Adjustable Rate Loans
             ------------------------------------------------------

                                                PRINCIPAL      % OF PRINCIPAL   REMAINING                                   Weighted
                                  NUMBER OF     BALANCE AS       BALANCE AS      TERM TO    DEBT-T0-                        Average
INITIAL PERIODIC RATE             MORTGAGE     OF THE CUT-      OF THE CUT-     MATURITY     INCOME      GROSS      FICO    Combined
CAP (%)                             LOANS      OFF DATE ($)       OFF DATE      (months)      (%)      COUPON (%)   SCORE   OLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
1.000                                    29     8,038,986.61             1.92         356      41.00        6.983     630      73.52
1.500                                   342   107,797,970.21            25.77         356      44.83        6.614     688      79.54
2.000                                    49    15,435,519.91             3.69         356      40.14        6.911     664      81.04
2.500                                     1       503,200.00             0.12         358      58.25        6.500     647      80.00
3.000                                   969   285,225,579.05            68.20         357      42.77        6.778     660      78.73
5.000                                     5     1,239,292.29             0.30         357      43.19        6.963     660      74.22
------------------------------------------------------------------------------------------------------------------------------------
Total:                                1,395   418,240,548.07           100.00         357      43.19        6.745     667      78.91
------------------------------------------------------------------------------------------------------------------------------------


                 Periodic Rate Cap of the Adjustable Rate Loans
                 ----------------------------------------------

                                                PRINCIPAL      % OF PRINCIPAL   REMAINING                                   Weighted
                                  NUMBER OF     BALANCE AS       BALANCE AS      TERM TO    DEBT-T0-                        Average
PERIODIC RATE                     MORTGAGE     OF THE CUT-      OF THE CUT-     MATURITY     INCOME      GROSS      FICO    Combined
CAP (%)                             LOANS      OFF DATE ($)       OFF DATE      (months)      (%)      COUPON (%)   SCORE   OLTV (%)
------------------------------------------------------------------------------------------------------------------------------------
1.000                                   713   223,564,666.07            53.45         357      42.91        6.675     668      79.09
1.500                                   510   146,945,293.76            35.13         356      44.11        6.769     681      79.50
2.000                                   172    47,730,588.24            11.41         357      41.68        6.998     618      76.28
------------------------------------------------------------------------------------------------------------------------------------
Total:                                1,395   418,240,548.07           100.00         357      43.19        6.745     667      78.91
------------------------------------------------------------------------------------------------------------------------------------


[BARCLAYS CAPITAL LOGO]                              COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2006-CB1
--------------------------------------------------------------------------------


                           INTEREST RATE CAP SCHEDULES
                           ---------------------------

----------------------------------------------------------------------------------------------------------------
                                   Group 1 Senior Cap   Strike    Ceiling    Mezzanine/B-1     Strike    Ceiling
Period     Start          Pay         Notional ($)       (%)*       (%)     Cap Notional ($)    (%)*       (%)
----------------------------------------------------------------------------------------------------------------
     1    1/25/2006    2/25/2006       301,915,000.00   [6.406]     9.760     127,120,000.00   [5.848]     9.392
     2    2/25/2006    3/25/2006       298,596,614.72   [6.882]     9.760     127,120,000.00   [6.309]     9.392
     3    3/25/2006    4/25/2006       294,413,493.01   [6.198]     9.760     127,120,000.00   [5.642]     9.392
     4    4/25/2006    5/25/2006       289,369,604.23   [6.414]     9.760     127,120,000.00   [5.851]     9.392
     5    5/25/2006    6/25/2006       283,473,899.17   [6.199]     9.760     127,120,000.00   [5.646]     9.392
     6    6/25/2006    7/25/2006       276,742,415.13   [6.414]     9.760     127,120,000.00   [5.854]     9.392
     7    7/25/2006    8/25/2006       269,197,817.19   [6.199]     9.760     127,120,000.00   [5.646]     9.392
     8    8/25/2006    9/25/2006       260,874,626.38   [6.200]     9.760     127,120,000.00   [5.646]     9.392
     9    9/25/2006   10/25/2006       251,870,047.03   [6.418]     9.760     127,120,000.00   [5.858]     9.392
    10   10/25/2006   11/25/2006       242,241,313.70   [6.228]     9.760     127,120,000.00   [5.664]     9.392
    11   11/25/2006   12/25/2006       232,767,500.59   [6.444]     9.760     127,120,000.00   [5.878]     9.392
    12   12/25/2006    1/25/2007       223,568,795.25   [6.229]     9.760     127,120,000.00   [5.669]     9.392
    13    1/25/2007    2/25/2007       214,637,172.13   [6.229]     9.760     127,120,000.00   [5.669]     9.392
    14    2/25/2007    3/25/2007       205,964,860.93   [6.923]     9.760     127,120,000.00   [6.343]     9.392
    15    3/25/2007    4/25/2007       197,544,317.83   [6.234]     9.760     127,120,000.00   [5.674]     9.392
    16    4/25/2007    5/25/2007       189,368,296.43   [6.469]     9.760     127,120,000.00   [5.894]     9.392
    17    5/25/2007    6/25/2007       181,430,143.56   [6.253]     9.760     127,120,000.00   [5.690]     9.392
    18    6/25/2007    7/25/2007       173,722,397.20   [6.469]     9.760     127,120,000.00   [5.901]     9.392
    19    7/25/2007    8/25/2007       166,226,749.74   [6.253]     9.760     127,120,000.00   [5.691]     9.392
    20    8/25/2007    9/25/2007       158,856,086.31   [6.254]     9.760     127,120,000.00   [5.693]     9.392
    21    9/25/2007   10/25/2007       146,798,333.68   [6.487]     9.760     127,120,000.00   [6.203]     9.392
    22   10/25/2007   11/25/2007       134,563,260.88   [8.005]     9.760     127,120,000.00   [7.498]     9.392
    23   11/25/2007   12/25/2007       123,014,837.34   [8.585]     9.760     127,120,000.00   [7.957]     9.392
    24   12/25/2007    1/25/2008       112,111,288.03   [8.293]     9.760     127,120,000.00   [7.674]     9.392
    25    1/25/2008    2/25/2008       101,858,154.74   [8.286]     9.760     127,120,000.00   [7.666]     9.392
    26    2/25/2008    3/25/2008        95,015,501.37   [8.870]     9.760     127,120,000.00   [8.234]     9.392
    27    3/25/2008    4/25/2008        88,910,268.94   [8.285]     9.760     127,120,000.00   [7.883]     9.392
    28    4/25/2008    5/25/2008        83,015,217.63   [9.498]     9.760     127,120,000.00   [8.898]     9.392
    29    5/25/2008    6/25/2008        77,332,780.57   [9.291]     9.760     127,120,000.00   [8.656]     9.392
    30    6/25/2008    7/25/2008        71,846,662.98   [9.604]     9.760     127,120,000.00   [8.961]     9.392
    31    7/25/2008    8/25/2008        66,548,875.58   [9.282]     9.760     127,120,000.00   [8.648]     9.392
    32    8/25/2008    9/25/2008        61,432,889.41   [9.278]     9.760     127,120,000.00   [8.644]     9.392
    33    9/25/2008   10/25/2008        56,492,403.36   [9.609]     9.760     127,120,000.00   [9.198]     9.392
    34   10/25/2008   11/25/2008                   --
----------------------------------------------------------------------------------------------------------------

* Based upon actual pricing levels, the strike may be adjusted on the pricing date by no more than +/- 3% of the applicable strike rate.

[BARCLAYS CAPITAL LOGO]                              COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2006-CB1
--------------------------------------------------------------------------------

                     FOR ADDITIONAL INFORMATION PLEASE CALL:

                                Barclays Capital
                                ----------------

     Syndicate
     ---------
     Craig Leonard                                  (212) 412-2663
     Brian Dixon                                    (212) 412-2663

     Banking
     -------
     Joseph O'Doherty                               (212) 412-5517
     Glen Greeley                                   (212) 412-6741
     Valerie Bouchereau                             (212) 412-1356
     Kwaw deGraft-Johnson                           (212) 412-6773
     J. David Maynard                               (212) 412-5257

     Structuring
     -----------
     Roopali Gupta                                  (212) 412-5274
     Martin Akguc                                   (212) 412-2442
     Anita Kelly                                    (212) 412-6897

                                 Rating Agencies
                                 ---------------

     Moody's
     -------
     Odile Grisard Boucher                          (212) 553-1382
     Navneet Agarwal                                (212) 553-3674

     Standard & Poor's
     -----------------
     Kyle Beauchamp                                 (212) 438-2505
     Rasool Alivadeh                                (212) 438-3136

     Fitch
     -----
     Rachel Brach                                   (212) 908-0224

     DBRS
     ----
     Mark Zelmanovich                               (212) 806-3260
     Quincy Tang                                    (212) 806-3256